As filed with the Securities and Exchange Commission on June 14, 2017

File No. 333-217715

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(X) Pre-Effective Amendment No. 1

(    ) Post-Effective Amendment No. ____

GREAT-WEST FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code (866) 831-7129

David L. Musto

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

Copy to:

Renee M. Hardt, Esq.

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock (par value $0.10 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Dear Shareholder,

We wish to provide you with some important information concerning your investment in the Great-West Stock Index Fund (the “Target Fund”). The Board of Directors of Great-West Funds, Inc. (“Great-West Funds”) has approved this reorganization of the Target Fund, a series of Great-West Funds, into the Great-West S&P 500® Index Fund (the “Acquiring Fund”), which is also a series of Great-West Funds. As a result, effective on or about July 14, 2017, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

The Target Fund and the Acquiring Fund (collectively, the “Funds”) share a common investment adviser, Great-West Capital Management, LLC, and common sub-adviser, Irish Life Investment Managers Limited. The Target Fund’s investment objective is similar to that of the Acquiring Fund. Each Fund seeks to track the performance of its underlying index, before fees and expenses. The two Funds differ in the underlying indexes they seek to track. The Target Fund tracks the S&P 500® Index and the S&P MidCap 400® Index, weighted according to their pro rata share of the market, while the Acquiring Fund tracks the S&P 500® Index.

The Funds are subject to an identical management fee breakpoint schedule. However, since the Acquiring Fund has surpassed both management fee breakpoints (at $1 billion and $2 billion), it has a lower effective total management fee than the Target Fund, which has not passed any of the management fee breakpoints. As a result, shareholders of the Target Fund will pay a lower total expense upon effectiveness of this reorganization.

This reorganization is intended to be a tax-free transaction for federal income tax purposes, and the closing of this reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that this reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss as a direct result of this reorganization.

Detailed information about the Agreement and Plan of Reorganization and the reasons for the Board’s approval of the Plan are contained in the enclosed materials.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. You will automatically receive shares of the Acquiring Fund in exchange for your shares of the Target Fund on or about July 14, 2017. If you have any questions, please contact us at (866) 831-7129.

If you have any questions after considering the enclosed materials, please call.

Sincerely,

David Musto
President & Chief Executive Officer
Great-West Funds, Inc.

Important Information for Great-West Stock Index Fund Shareholders

The enclosed Information Statement/Prospectus describes the contemplated reorganization of the Great-West Stock Index Fund (the “Target Fund”) into the Great-West S&P 500® Index Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Information Statement/Prospectus, for your convenience, we have provided the following brief overview of this reorganization. Please refer to the more complete information about this reorganization contained elsewhere in the Information Statement/Prospectus.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. YOU ARE NOT ASKED TO RETURN A PROXY OR TO TAKE ANY OTHER ACTION AT THIS TIME.

Q.	Why am I receiving this Information Statement/Prospectus?

On February 23, 2017, the Board of Directors of Great-West Funds (the “Board”) approved the reorganization of the Target Fund into the Acquiring Fund. As of the close of business on the effective date of the merger, investments in the Investor Class shares1 of the Target Fund will automatically become investments in the Investor Class shares of the Acquiring Fund with an equal total net asset value. You will not incur any fees or charges or any tax liability as a direct result of this reorganization. It is currently anticipated that this reorganization will close on or about July 14, 2017. You are receiving this Information Statement/Prospectus because you are invested in the Target Fund through insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, individual retirement accounts, qualified retirement plans, or college savings programs (collectively, “Permitted Accounts”).

Q.	Why has this reorganization been proposed for the Target Fund?

A.

Based on the recommendation by Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser, as part of an overall product rationalization strategy, the Board has concluded that this reorganization of the Target Fund into the Acquiring Fund is in the best interest of the Target Fund and its shareholders, and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board considered a number of factors, which are summarized below and are discussed in greater detail in the enclosed materials.

The Board believes that the reorganization will benefit the Target Fund and its shareholders by, among other things, allowing the merger of a smaller fund into a larger combined fund with similar investment objectives and a lower total expense ratio.

The Acquiring Fund tracks the S&P 500® Index, while the Target Fund tracks both the S&P 500® Index and the S&P MidCap 400® Index, weighted according to their pro rata share of the market. Due to the Target Fund’s weighting of these indices, the Target Fund has a 92% holdings overlap with the Acquiring Fund, which means that the Target Fund invests 92% of its assets in stocks comprising the S&P 500® Index and only 8% of its assets in stocks comprising the S&P MidCap 400® Index. Today, the relatively small

1 Effective May 1, 2017, “Initial Class shares” have been renamed to “Investor Class shares.”

asset size of the Target Fund makes it less economically viable to operate both the Target Fund and the Acquiring Fund than to operate as a single combined fund. A larger combined fund has the potential to achieve greater economies of scale, if any, and a lower expense ratio by spreading certain duplicative fixed costs over a larger asset base (e.g., legal expenses, custody fees, audit fees, mailing costs and other expenses).

Q.	How do the fees and expenses compare?

A.

The Target Fund and Acquiring Fund have identical shareholder services fees. The Funds have the same management fee schedule, which includes breakpoints. However, due to the larger asset size of the Acquiring Fund, the effective management fee of the Acquiring Fund is lower than the Target Fund because the Acquiring Fund is past its second breakpoint. Additionally, the Acquiring Fund has lower operating expenses (i.e., the “other expenses” listed in the fee table in the section entitled “Fees and Expenses” below) than the Target Fund. Therefore, the Acquiring Fund has a lower total operating expense ratio than the Target Fund. For details on fees and expenses, please see the section entitled “Fees and Expenses” of the Information Statement/Prospectus.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.

Yes. Once the reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the Target Fund shares surrendered by such shareholder, in each case as of the close of trading on the closing date of the reorganization.

Q.	Will I have to pay federal income taxes as a result of the reorganization?

A.

No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that shareholders of the Target Fund and investors who hold shares of the Target Fund through a variable annuity contract or variable life insurance policy will recognize no gain or loss for federal income tax purposes as a direct result of this reorganization. The section entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” of the Information Statement/Prospectus provides additional information regarding the federal income tax consequences of the reorganization.

Q.	Who will bear the costs of the reorganization?

A.

GWCM will bear all expenses of the reorganization even if the reorganization is not completed, including legal costs, audit fees, and printing and mailing expenses. GWCM estimates the costs of the reorganization to be $60,400.

Q.	What is the timetable for the reorganization?

A.	The reorganization is expected to occur at the close of business on or about July 14, 2017.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the reorganization, please call (866) 831-7129.

Information Statement/Prospectus

Dated June 14, 2017

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST STOCK INDEX FUND

by GREAT-WEST S&P 500® INDEX FUND

This Information Statement/Prospectus is being furnished to shareholders of Great-West Stock Index Fund (the “Target Fund”), a series of Great-West Funds, Inc. (the “Great-West Funds”), a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act). This Information Statement/Prospectus is provided in connection with the reorganization of the Target Fund into Great-West S&P 500® Index Fund (the “Acquiring Fund”), a series of Great-West Funds. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” Upon completion of this reorganization, holders of Investor Class shares of the Target Fund will receive Investor Class shares of the Acquiring Fund, with the same total net asset value as the total net asset value of the Target Fund shares surrendered by such shareholders, each case as of the close of trading on the closing date of this reorganization. The Board has determined that this reorganization is in the best interests of the Target Fund. The address, principal executive office and telephone number of Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111 and (866) 831-7129.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Information Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know about this reorganization (in effect, investing in Investor Class shares of the Acquiring Fund) and constitutes an offering of Investor Class shares of common stock, par value $0.10 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THIS REORGANIZATION. YOU ARE NOT ASKED TO RETURN A PROXY OR TO TAKE ANY OTHER ACTION AT THIS TIME.

The following document has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated into this Information Statement/Prospectus by reference and also accompanies this Information Statement/Prospectus:

(i)	the Acquiring Fund’s prospectus, dated May 1, 2017, as supplemented through the date of this Information Statement/Prospectus.

The following documents contain additional information about the Funds, have been filed with the SEC and are incorporated into this Information Statement/Prospectus by reference:

(i)	the Target Fund’s prospectus, dated May 1, 2017, as supplemented through the date of this Information Statement/Prospectus, only insofar as it relates to the Target Fund;

(ii)

the audited financial statements as of December 31, 2016, and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are contained in the Funds’ annual reports for the fiscal year ended December 31, 2016;

(iii)	the statement of additional information relating to this proposed reorganization, dated June 14, 2017 (the “Reorganization SAI”); and

(iv)	the Funds’ statement of additional information dated May 1, 2017, as supplemented through the date of this Information Statement/Prospectus, only insofar as it relates to the Funds.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (866) 831-7129 or writing the Funds at Great-West Funds, Inc., Attn: Secretary, 8515 East Orchard Road, Greenwood Village, Colorado 80111. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

Great-West Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Great-West Funds (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Information Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

SUMMARY

The following is a summary of the more complete information contained in this Information Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. Once this reorganization is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. You are receiving this Information Statement/Prospectus because you are invested in the Target Fund through insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, individual retirement accounts, qualified retirement plans, or college savings programs (collectively, “Permitted Accounts”).

Shareholders should read the entire Information Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Information Statement/Prospectus, which is incorporated herein by reference. This Information Statement/Prospectus constitutes an offering of Investor Class shares of the Acquiring Fund only.

Background

The Target Fund was launched February 25, 1982, and the Acquiring Fund was launched September 8, 2003. Great-West Capital Management, LLC (“GWCM”) is the adviser and Irish Life Investment Managers Limited (“ILIM”) is the sub-adviser to both the Target Fund and Acquiring Fund (collectively, the “Funds”). Before ILIM, both the Target Fund and Acquiring Fund were sub-advised by Mellon Capital Management Corporation and its predecessors.

Both the Acquiring Fund and Target Fund are index funds, which means they seek to track the performance, after fees and expenses, of a particular benchmark index. The Acquiring Fund tracks the S&P 500® Index. The Target Fund tracks the S&P 500® Index and the S&P MidCap 400® Index, weighted according to their pro rata share of the market. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. The S&P MidCap 400® Index is a market capitalization-weighted index comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

Due to the Target Fund’s weighting of these indices, as of March 31, 2017, the Target Fund has a 92% holdings overlap with the Acquiring Fund, which means that the Target Fund invests 92% of its assets in stocks comprising the S&P 500® Index and 8% of its assets in stocks comprising the S&P MidCap 400® Index.

As a result, despite the difference in the Funds’ benchmark index, the Target Fund and Acquiring Fund have similar performance. The Target Fund has performed slightly better due to the additional allocation to stocks comprising the S&P MidCap 400® Index.

The Target Fund and Acquiring Fund have an identical management fee breakpoint schedule. Since the Acquiring Fund has surpassed both management fee breakpoints (at $1 billion and $2 billion), it will have a lower effective management fee than the Target Fund, which has not passed any of the management fee breakpoints to date. As a result, shareholders of the Target Fund pay a lower total expense ratio upon effectiveness of the reorganization. For more details on fees and expenses, please see “Fees and Expenses” below.

Additionally, while the Acquiring Fund remains a very popular investment option because the S&P 500® Index is widely regarded as the best gauge for the U.S. equities market, there has been little interest in the Target Fund. The Acquiring Fund has roughly $2.5 billion in assets under management. The Target Fund has less than $300 million in assets under management, and 90% of these assets are from retirement plans sold 20 or more years ago.

The Reorganization

This Information Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by Great-West Funds, on behalf of the Funds, and GWCM (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class shares of common stock, par value $0.10 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by

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the Target Fund of Investor Class shares of the Acquiring Fund to the holders of Investor Class shares of the Target Fund in complete liquidation and termination of the Target Fund. The Board unanimously approved the Reorganization and the Agreement at a meeting held on February 23, 2017. Once this reorganization is completed, Target Fund shareholders will become shareholders of the Acquiring Fund.

It is anticipated that the closing of this reorganization (the “Closing”) will occur at the close of business on or about July 14, 2017 (the “Closing Date”), but it may be at a different time as described herein. For a more detailed discussion about this reorganization, please see “The Proposed Reorganization” below.

Reasons for the Proposed Reorganization

The Board believes that this proposed reorganization would be in the best interests of the Target Fund and the Acquiring Fund. For a more detailed discussion of the Board’s considerations regarding the approval of this reorganization, see “The Board’s Approval of the Reorganization” below.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class. The Funds offer three classes of shares: Institutional Class, Investor Class, and Class L. Institutional Class and Class L have not yet commenced operations for the Target Fund. The corresponding classes of each Fund have the same investment eligibility criteria. Each Fund normally declares and pays dividends from net investment income, if any, semi-annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds— Purchase and Sale of Fund Shares” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

It is expected that none of the Funds, their respective shareholders or investors who hold shares of the Target Fund through a variable annuity contract or variable life insurance policy will recognize gain or loss for federal income tax purposes as a direct result of this reorganization. For a more detailed discussion of the federal income tax consequences of this reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Principal Investment Risks

The Target Fund and Acquiring Fund have the same principal investment risks, except that the Target Fund has one additional principal investment risk attendant to its investment in stocks of medium size companies (i.e., the S&P MidCap 400® Index).

The following principal investment risks are identical for both Funds:

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Fund. The Fund is not actively managed and the portfolio managers do not attempt to

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take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

The following principal risk is unique to the Target Fund:

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Investment Objectives

The Funds have substantially similar investment objectives. Each Fund’s investment objective may be changed without shareholder approval upon providing notice at least 60 days in advance.

Target Fund – Investment Objective	Acquiring Fund – Investment Objective
Seeks to track the S&P 500® Index and the S&P MidCap 400® Index, weighted according to their pro rata share of the market (the “Target Fund Benchmark Index”).	Seeks to track the S&P 500® Index (the “Acquiring Fund Benchmark Index”).

Investment Strategies

The Target Fund and the Acquiring Fund have similar principal investment strategies, the only difference being the benchmark index (listed above under “Investment Objectives”) that the respective Fund seeks to track.

Target Fund - Principal Investment Strategies	Acquiring Fund - Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Target Fund Benchmark Index. The Fund will seek investment results that track the total return of the common stocks that comprise the Target Fund Benchmark Index by owning the securities contained in the Target Fund Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Target Fund Benchmark Index.

The Fund may invest in all the stocks in the Target Fund Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Target Fund Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Target Fund Benchmark Index.

The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Acquiring Fund Benchmark Index. The Fund will seek investment results that track the total return of the common stocks that comprise the Acquiring Fund Benchmark Index by owning the securities contained in the Acquiring Fund Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Acquiring Fund Benchmark Index.

The Fund may invest in all the stocks in the Acquiring Fund Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Acquiring Fund Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Acquiring Fund Benchmark Index.

In evaluating this reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal investment risks of investing in the Acquiring Fund are described above in the section entitled “Principal Investment Risks.”

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Fees and Expenses

The tables below provide information about the fees and expenses attributable to Investor Class shares of the Funds, and the pro forma fees and expenses of the combined fund. The pro forma fees and expenses are based on the amounts shown in the table for each Fund. The tables below do not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses shown would be higher.

Please note, the expenses listed in the table below have been restated so that the information reflects the new fee structure and management fee breakpoints effective May 1, 2017.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investor Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Management Fees	0.23%	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Other Expenses[1]	0.40%	0.36%	0.36%
Shareholder Services Fee	0.35%	0.35%	0.35%
Other Expenses	0.05%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.63%	0.56%	0.56%
Expense Reimbursements	0.03%[2]	0.00%	0.00%
Total Annual Fund Operating Expenses After Reimbursements	0.60%	0.56%	0.56%

1 “Total Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of the Target Fund’s average daily net assets attributable to the Investor Class, excluding Shareholder Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2018, and will automatically renew for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit. Waivers and reimbursements for the Target Fund between May 1, 2017 and July 14, 2017 are subject to recoupment in future periods as described above.

Example

This Example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The Example does not reflect the fees and expenses of any insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account, qualified retirement plans, or college savings programs (collectively, “Permitted Accounts”). If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the expense reimbursement for the Target Fund is in place for all periods, your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that each Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year	$61	$57	$57

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Investor Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
3 Years	$199	$179	$179
5 Years	$348	$313	$313
10 Years	$783	$701	$701

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s turnover rate was 7% of the average value of its portfolio. During the most recent fiscal year, the Acquiring Fund’s turnover rate was 7% of the average value of its portfolio.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a diversified fund. As a diversified fund, each Fund, with respect to 75% of its assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by other investment companies or by the U.S. government, its agencies, instrumentalities or authorities) and may not purchase more than 10% of the outstanding voting securities of any one issuer.

Performance Information

The bar charts and tables below provide an indication of the risk of investment in the Funds by showing changes in the performance of the Funds’ Investor Class shares for the last ten calendar years and comparing their average annual total return to the performance of a broad-based securities market index (and for the Target Fund, a secondary index, and a composite index). The returns shown below for the Funds are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Funds’ recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the Funds’ performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

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Acquiring Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	15.88%
Worst Quarter	December 2008	-22.09%

Average Annual Total Returns for the Periods Ended December 31, 2016

	One Year	Five Years	Ten Years
Investor Class	11.27%	13.99%	6.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

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Target Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	16.11%
Worst Quarter	December 2008	-22.33%

Average Annual Total Returns for the Periods Ended December 31, 2016

	One Year	Five Years	Ten Years
Investor Class	12.01%	14.08%	6.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	20.74%	15.33%	9.16%
Composite Index (reflects no deduction for fees, expenses or taxes)*	12.73%	14.73%	7.16%

*The Composite Index reflects the performance of the S&P 500® Index and the S&P MidCap 400® Index, weighted according to their pro rata share of the market.

Investment Adviser

GWCM, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2016, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $28.3 billion. GWCM and its affiliates have been providing investment management services since 1969.

GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016,

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subsequently amended on April 8, 2016, and consolidated on August 22, 2016 with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, which was also filed in the United States District Court for the District of Colorado on May 20, 2016 (together the “Consolidated Complaint”). The Consolidated Complaint, which was filed by purported shareholders of the Great-West Funds, alleges that GWCM breached its fiduciary duty under Section 36(b) of the 1940 Act with respect to its receipt of advisory fees paid by the Great-West Funds. The Consolidated Complaint, which the plaintiffs purport to bring on behalf of the Great-West Funds, relates to the advisory fees paid by Great-West Funds. The Consolidated Complaint requests relief in the form of (1) a declaration that GWCM violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and (5) awarding reasonable costs from the Consolidated Complaint.

GWCM has been named as a defendant in an additional complaint captioned Obeslo et al. v. Great-West Life and Annuity Insurance Company and Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on December 23, 2016 (“Second Obeslo Complaint”). The Second Obeslo Complaint, which was filed by purported shareholders of the Great-West Funds, alleges that the defendants breached their respective fiduciary duty under Section 36(b) of the 1940 Act with respect to shareholder services fees paid by the Great-West Funds and previously by GWCM to GWL&A. The Second Obeslo Complaint, which the plaintiffs purport to bring on behalf of the Great-West Funds, relates to the shareholder services fees paid by Great-West Funds and previously by GWCM. The Second Obeslo Complaint requests relief in the form of (1) a declaration that the defendants violated Section 36(b) of the 1940 Act, (2) awarding compensatory damages, including repayment of excessive shareholder services fees, (3) rescinding the administrative services agreement between GWL&A and the Great-West Funds and (4) awarding reasonable costs from the Second Obeslo Complaint.

GWCM believes that the Consolidated Compliant and the Second Obeslo Complaint are without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Compliant and Second Obeslo Complaint will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Fund.

Sub-Adviser

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend certain sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the sub-adviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each sub-adviser’s agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Funds all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Funds.

The sub-adviser is responsible for the daily portfolio management of the Target and the Acquiring Fund and for making decisions to buy, sell, or hold any particular security. The sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Funds. GWCM, in turn, pays sub-advisory fees to the sub-adviser for its services out of GWCM’s advisory fee described below. The following is additional information regarding the Target and the Acquiring Fund’s sub-adviser:

Target Fund and Acquiring Fund Sub-Adviser

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Irish Life Investment Managers Limited (“ILIM”) has been the sub-adviser for the Funds since 2016. ILIM is registered as an investment adviser with the SEC. ILIM’s address is Beresford Court, Beresford Place, Dublin 1, Ireland. ILIM is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which similar to GWCM, is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourouble Paul G Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

The Indexation Team in ILIM manages the Funds’ portfolios. The following individuals on the Indexation Team have primary responsibility for the portfolio management of the Funds (each of these individuals has been a portfolio manager since ILIM was hired as a sub-adviser in 2016).

Nicola Dowdall is a Senior Fund Manager and has worked on the Indexation Team since 2000. Prior to joining the Indexation Team, she worked for two years as an investment accountant with ILIM. Prior to joining ILIM, Ms. Dowdall worked as an audit manager in practice. Ms. Dowdall graduated with a degree in Accounting from Dundalk Institution of Technology and is a Chartered Certified Accountant.

Michael Lynch, CFA is a Senior Fund Manager and has worked on the Indexation Team since 2006. Prior to joining ILIM, he worked for 6 years in Investment Technology Group Europe. He graduated with a degree in Commerce and he also holds a Masters in Economics, both from University College Cork.

Peter Leonard, CFA is a Senior Fund Manager and has worked on the Indexation Team since 2012. Prior to working in ILIM, Peter worked in the investments industry for 8 years as a private client fund manager and in investment management audit. Mr. Leonard graduated from Trinity College Dublin with a B.A. Business & Economics degree and is a qualified chartered accountant and a Qualified Financial Advisor.

Advisory Fees

For its services GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of each of the Target and Acquiring Fund’s average daily net assets up to $1 billion dollars, 0.18% of the Target and Acquiring Fund’s average daily net assets over $1 billion and 0.13% of the Target and Acquiring Fund’s average daily net assets over $2 billion.

For both the Acquiring and Target Fund, GWCM is responsible for all of its fees and expenses incurred in performing its services set forth in the agreement. Each Fund pays all of its general administrative expenses, all shareholder services fees with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of each Fund’s average daily net assets attributable to Investor Class, excluding shareholder services fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2018 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit. Waivers and reimbursements for the Target Fund between May 1, 2017 and July 14, 2017 are subject to recoupment in future periods as described above.

Directors and Officers

As of the date of this Information Statement/Prospectus, there are six members of the Board, one of whom is an “interested person” and five of whom are not interested persons (as defined in the 1940 Act) (the “independent directors”). The names and business addresses of the directors and officers of the Funds and their principal

9

occupations and other affiliations during the past five years are set forth under “Management of Great-West Funds” in the Funds’ Statement of Additional Information, as supplemented, which is incorporated herein by reference.

Purchase and Sale of Fund Shares

Each Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s Prospectus entitled “Shareholder Information.”

Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions of each Fund are reinvested in additional shares of such Fund at net asset value.

The Target Fund intends to distribute to its shareholders, prior to the closing of this reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See “The Proposed Reorganization - Material Federal Income Tax Consequences” below.

Federal Income Tax Information

Each Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, such Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal income taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

Each Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including a Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson, visit your financial intermediary’s web site, or consult the variable contract prospectus for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Information Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying

10

Acquiring Fund prospectus. The cover page of this Information Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of this reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Investor Class shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata to its shareholders of record all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund. As a result of the proposed Reorganization, each Target Fund Investor Class shareholder will receive a number of Acquiring Fund Investor Class shares equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value of the Target Fund Investor Class shares surrendered by such shareholder as of such time.

The consummation of this reorganization is subject to the terms and conditions set forth in the Agreement and the representations and warranties set forth in the Agreement being true. The Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing due if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments (e.g., investment objectives, investment policies, and investment restrictions), the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the GWCM, such disposition would adversely affect the tax-free nature of this reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. For a more detailed discussion of the federal income tax consequences of this reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

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Description of Securities to be Issued

Shares of Common Stock. The Acquiring Fund offers three classes of shares – Institutional Class, Investor Class and Class L. Only Investor Class shares will be issued in this reorganization. Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Acquiring Fund, Investor Class shareholders are entitled to share pro rata in the net assets belonging to the Acquiring Fund allocable to the Investor Class available for distribution after satisfaction of outstanding liabilities of the Acquiring Fund allocable to the Investor Class. Additional classes of shares may be authorized in the future.

Voting Rights of Shareholders. Shareholders of the Acquiring Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of the Acquiring Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).

Pursuant to current interpretations of the 1940 Act, insurance companies that invest in the Acquiring Fund will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of the Acquiring Fund. Shares attributable to the Acquiring Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Acquiring Fund (held through a variable contract) to the total number of votes attributable to the Acquiring Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Acquiring Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Acquiring Fund, will be voted in the same proportion as shares for which the Acquiring Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).

Continuation of Shareholder Accounts and Plans; Share Certificates

The Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are identical.

Service Providers

The Bank of New York Mellon serves as the custodian for the assets of each Fund. DST Systems, Inc. serves as the Funds’ transfer agent and dividend paying agent. Deloitte & Touche LLP serves as the Independent Registered Public Accounting Firm for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate this reorganization, each Fund will receive an opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund shares received by the Target Fund to the Target Fund shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as possible thereafter, will constitute “a reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and

12

the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to this reorganization.
2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by Target Fund shareholders upon the exchange, pursuant to this reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.
5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to this reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in this reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of this reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of this reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of this reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of this reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of this reorganization. This distribution may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to this reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs.

Shareholders of the Target Fund and investors who hold shares of the Target Fund through a variable contract are not expected to recognize any taxable income, gains or losses for federal income tax purposes as a direct result of this reorganization.

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It is estimated that approximately 8% of the Target Fund’s portfolio will be sold prior to or following this reorganization in connection with this portfolio repositioning. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $5,032,744 (approximately $0.44 per share) and brokerage commissions or other transaction costs of approximately $6,057, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2016. The sale of such investments could result in distributions to shareholders of the Target Fund prior to this reorganization. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Although it is not expected to affect investors who hold shares of the Funds through a Permitted Account, the Acquiring Fund’s ability to use, after this reorganization, the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of this reorganization and the amount of unrealized capital gains in the Funds at the time of this reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to this reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of distributions than they would have had this reorganization not occurred. Shareholders of the Acquiring Fund and investors who hold shares of the Acquiring Fund through a variable contract are not expected to recognize any taxable income, gains or losses for federal income tax purposes as a direct result of this reorganization.

This description of material federal income tax consequences of this reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of this reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with this reorganization include, but are not limited to, legal and auditing fees, as well as the costs of printing and distributing this Information Statement/Prospectus. GWCM will pay all reorganization expenses.

Estimated Reorganization costs have been allocated as follows: Printing costs are estimated at $33,000, Portfolio transitioning costs are estimated at $4,150, and legal and auditing fees are estimated at $23,250, all of which are also included in the total expense estimate.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2016, and the pro forma capitalization of the combined fund as if this reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of December 31, 2016

Investor Class	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$277,102,256	$1,370,742,930		$1,647,845,186
Shares Outstanding	11,395,876	72,003,524	3,159,982*	86,559,382
Net Asset Value Per Share	$24.32	$19.04		$19.04
Shares Authorized	70,000,000	150,000,000		150,000,000

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*Adjustment to reflect transfer of Target Fund shares into Acquiring Fund shares in connection with this proposed reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of this reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Information Statement/Prospectus and the Reorganization SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports, as applicable, which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Target Fund and Acquiring Fund is Registration No. 2-75503. Such Prospectuses and Statement of Additional Information relating to the Funds are incorporated herein by reference, insofar as they relate to the Funds.

Financial Highlights

The financial highlights of the Acquiring Fund have been derived from financial statements audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm.

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GREAT-WEST FUNDS, INC.

GREAT-WEST S&P 500® INDEX FUND

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Initial Class
12/31/2016	$17.57	0.29	1.68	1.97	(0.17)	(0.33)	(0.50)	$19.04	11.27%
12/31/2015	$18.03	0.27	(0.13)	0.14	(0.22)	(0.38)	(0.60)	$17.57	0.75%
12/31/2014	$16.38	0.24	1.89	2.13	(0.27)	(0.21)	(0.48)	$18.03	13.00%
12/31/2013	$12.75	0.22	3.79	4.01	(0.28)	(0.10)	(0.38)	$16.38	31.62%
12/31/2012	$11.34	0.21	1.53	1.74	(0.20)	(0.13)	(0.33)	$12.75	15.42%
Class L
12/31/2016	$14.13	0.20	1.34	1.54	(0.19)	(0.33)	(0.52)	$15.15	10.97%
12/31/2015	$14.63	0.19	(0.11)	0.08	(0.22)	(0.36)	(0.58)	$14.13	0.50%
12/31/2014	$13.43	0.17	1.54	1.71	(0.30)	(0.21)	(0.51)	$14.63	12.74%	(c)
12/31/2013	$10.55	0.15	3.13	3.28	(0.30)	(0.10)	(0.40)	$13.43	31.28%	(c)
12/31/2012	$ 9.52	0.17	1.27	1.44	(0.28)	(0.13)	(0.41)	$10.55	15.16%	(c)
Institutional Class
12/31/2016	$ 9.35	0.19	0.89	1.08	(0.30)	(0.33)	(0.63)	$ 9.80	11.66%
12/31/2015(d)	$10.00	0.13	(0.21)	(0.08)	(0.24)	(0.33)	(0.57)	$ 9.35	(0.77%	)(e)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Initial Class
12/31/2016	$1,370,743	0.60%	0.60%	N/A	1.61%	7%
12/31/2015	$1,309,029	0.60%	0.60%	N/A	1.47%	10%
12/31/2014	$2,153,976	0.60%	0.60%	N/A	1.42%	5%
12/31/2013	$1,803,943	0.60%	0.60%	1.49%	1.49%	4%
12/31/2012	$1,268,188	0.60%	0.60%	1.70%	1.70%	6%
Class L
12/31/2016	$ 215,846	0.85%	0.85%	N/A	1.35%	7%
12/31/2015	$ 91,235	0.85%	0.85%	N/A	1.27%	10%
12/31/2014	$ 39,654	0.85%	0.85%	N/A	1.19%	5%
12/31/2013	$ 11,625	0.85%	0.85%	1.24%	1.24%	4%
12/31/2012	$ 3,909	0.85%	0.85%	1.58%	1.58%	6%
Institutional Class
12/31/2016	$1,009,653	0.25%	0.25%	N/A	1.95%	7%
12/31/2015(d)	$ 873,617	0.25%(g)	0.25%(g)	N/A	1.97%(g)	10%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of distribution fees waived. Without the waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.

See Notes to Financial Statements.

Annual Report - December 31, 2016

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THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board determined that this reorganization would be in the best interests of the Target Fund, and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of this reorganization. Additionally, the Board determined that this reorganization would be in the best interests of the Acquiring Fund, and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of this reorganization. As such, the Board has approved this reorganization.

In preparation for the in-person meeting of the Target Fund Board held on February 23, 2017, at which this reorganization was considered, GWCM provided the Board with information for the meeting regarding the proposed reorganization, including the rationale therefor and alternatives considered to this reorganization of the Funds. Prior to approving this reorganization, the independent directors reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving this reorganization, the Board considered a number of factors in reaching its determination, including the following:

●	the compatibility of the Funds’ investment objectives, principal investment strategies, and principal investment risks;
●	the relative fees and expense ratios of the Funds;
●	the anticipated federal income tax-free nature of this reorganization;
●	the expected costs of this reorganization and the fact that the Funds would not bear any of such costs;
●	the terms of this reorganization and whether this reorganization would dilute the interests of shareholders of the Funds;
●	the effect of this reorganization on shareholder rights;
●	alternatives to this reorganization; and
●	any potential benefits of this reorganization to GWCM and its affiliates as a result of this reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board noted that the Funds have substantially similar investment objectives and similar investment strategies and risks. Accordingly, the Board concluded that, to the extent the Target Fund’s principal investment strategies were consistent with those of the Acquiring Fund, its principal risks would also be consistent.

Investment Performance and Portfolio Management

The Board considered the investment performance of the Funds. While the Target Fund and Acquiring Fund have very similar performance, the Target Fund has outperformed the Acquiring Fund for each of the periods set forth below. The Target Fund has performed slightly better due to the additional (8%) allocation to stocks comprising the S&P MidCap 400® Index.

Performance* of Target Fund and Acquiring Fund as of December 31, 2016

Performance Comparison	Ticker	Inception Date	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)
Great-West Stock Index Fund Investor Class	MXSIX	2/25/1982	12.01	8.30	14.08	6.56
Great-West S&P 500® Index Fund Investor Class	MXVIX	9/8/2003	11.27	8.20	13.99	6.30
Comparison			-0.75	-0.10	-0.09	-0.26

* Showing performance of Investor Class only.

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Fees and Expense Ratios

The Board considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following this reorganization) and the impact of expense caps. The Board noted that, effective May 1, 2017, the Acquiring Fund’s expenses are lower than the Target Fund’s expenses. The Board acknowledged that, as of such date, the total expense ratio is 0.20% of the average daily net assets (Institutional Class) for the Acquiring Fund and 0.23% of the average daily net assets (Institutional Class) for the Target Fund.

The Board considered that both the Target Fund and Acquiring Fund are subject to an identical management fee breakpoint schedule. The Board noted that since the Acquiring Fund has surpassed both management fee breakpoints (at $1 billion and $2 billion), it has a lower effective management fee than the Target Fund, which has not passed any of the management fee breakpoints. As a result, the Board concluded that shareholders of the Target Fund will pay a lower total expense upon effectiveness of this reorganization.

Federal Income Tax Consequences of the Reorganization

The Board considered the tax implications of this reorganization. The Board noted that this reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year.

Costs of the Reorganization

The Board considered the projected costs of this reorganization. The Board noted that GWCM will bear all the expenses incurred in connection with this proposed reorganization.

Dilution

The terms of this reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, shareholders of the Target Fund will receive the same class of shares in the Acquiring Fund, equal in total net asset value to the total net asset value of the shares of the Target Fund surrendered.

Effect on Shareholder Rights

The Board noted that shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same shareholder services fees. The Board also considered that both Funds are a series of Great-West Funds and as such, the rights of Target Fund shareholders are the same as the rights of Acquiring Fund shareholders. The Board also considered that shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

The Board noted that Great-West Funds has two passively managed large cap index funds – the Target Fund and Acquiring Fund, and three actively managed large cap funds – the Great-West Multi-Manager Large Cap Growth Fund, the Great-West Putnam Equity Index Fund, and the Great-West T. Rowe Price Equity Income Fund. The Board further noted that, of these options considered for merger, the Acquiring Fund is the only other passively managed large cap fund available for merger. The Board ultimately decided to approve GWCM’s proposal to reorganize the Target Fund into the Acquiring Fund because the Acquiring Fund is the only passively managed option, it has the closest fit to the investment objectives, principal investment strategies, and principal investment risks of the Target Fund, it has similar fees and expenses as the Target Fund, and has the lowest expense ratio of all the options considered. Additionally, the Board considered the lack of interest in the Target Fund over the last 20 years and the popularity of the Acquiring Fund, and that shareholders of the Target Fund have other options in which they could invest.

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The Board also considered the alternative of liquidating the Target Fund. However, liquidation would require that GWL&A obtain a substitution order from the SEC under Section 26(c) of the 1940 Act in order to move the assets from one fund to another within an insurance company separate account, which is a lengthy process.

Potential Benefits to GWCM and its Affiliates

The Board recognized that this reorganization may result in some potential benefits and economies for GWCM and its affiliates. These may include, for example, cost savings as a result of (i) the elimination of the Target Fund as a fund in Great-West Funds’ complex, and (ii) the sub-advisory fees payable to ILIM are 0.0025% lower for the Acquiring Fund than the Target Fund.

Conclusion

The Board, including the independent directors, approved this reorganization, concluding that this reorganization is in the best interests of the Target Fund, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of this reorganization. The Board, including the independent directors, also concluded that this reorganization is in the best interests of the Acquiring Fund, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of this reorganization. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving this reorganization.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

At the close of business on December 31, 2016, there were 11,395,876 Investor Class shares of the Target Fund outstanding. As of December 31, 2016, the directors and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of the Investor Class shares of the Target Fund.

At the close of business on December 31, 2016, there were 72,003,524 Investor Class shares of the Acquiring Fund outstanding. As of December 31, 2016, the directors and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of the Investor Class shares of the Acquiring Fund.

Beneficial Ownership

The following tables set forth the percentage of ownership of each person who, as of April 1, 2017, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the Acquiring Fund that would have been owned by such parties if this reorganization had occurred on April 1, 2017. These amounts may differ on the Closing Date.

Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting. The votes of the shareholders of the Target Fund are not being solicited since their approval or consent is not necessary for this reorganization to take place.

Target Fund – Investor Class Shares
Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	64.53%	3.61%

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Target Fund – Investor Class Shares
Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	22.45%	35.27%

Acquiring Fund – Investor Class Shares
Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	36.63%	35.27%

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 23rd day of February, 2017, by and among Great-West Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of Great-West S&P 500 Index Fund, a separate series of the Corporation (the “Acquiring Fund”), and Great-West Stock Index Fund, a separate series of the Corporation (the “Acquired Fund,” together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), and Great-West Capital Management, LLC (“GWCM”), investment adviser for the Funds (for purposes of section 10.2 of this Agreement only). The principal place of business of the Corporation is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Initial Class voting shares of common stock, $0.10 par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.            Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of an Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2        The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets as of the time of the Closing, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund to be prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay dividends and other distributions, for the purpose of distributing all or substantially all of the Acquired Fund’s income and gains so as to avoid the imposition of income or excise taxes).

1.3        The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing.

1.4        Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s Initial Class shareholders of record (the “Acquired Fund Shareholders”), determined as of the time of such distribution, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished with respect to the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined in Section 2.1). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5        Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectus and statement of additional information.

1.6        Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7        All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

2.            Valuation

2.1        The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions, using the valuation procedures set forth in the Corporation’s Articles of Amendment and Restatement, as amended, the Acquiring Fund’s most recently effective prospectus and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2        The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3        All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.            Closing and Closing Date

3.1        The Closing of the transactions contemplated by this Agreement shall occur on July 14, 2017, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2        The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund at the Closing a schedule of the Assets.

3.3        The Bank of New York Mellon, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to The Bank of New York Mellon, also the custodian for the Acquiring Fund, prior to or at the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds as of the Closing.

3.4        DST Systems, Inc., as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Initial Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5        In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Corporation (the “Board”), accurate appraisal of the value of the net assets or shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6        The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature as of the time of the Closing, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including, but not limited, to any deferred compensation payable by the Acquired Fund to the Corporation’s directors.

4.        Representations and Warranties

4.1        The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquired Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2016, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since December 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(j)        For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquired Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquired Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DST Systems, Inc., as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(o)        The most recently effective prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p)        The Acquired Fund shares have been duly established and designated by the Board.

4.2        The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2016, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since December 31, 2016, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(j)        For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquiring Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing have been duly authorized and, when so issued and delivered, will be legally and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)        At the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing.

(n)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)        The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)        The most recently effective prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

(r)        The Acquiring Fund Shares have been duly established and designated by the Board.

5.            Covenants of the Acquiring Fund and the Acquired Fund

The Corporation on behalf of each Fund covenants as follows:

5.1        The Acquiring Fund and the Acquired Fund, each covenants to operate its business in the ordinary course from the date hereof through the Closing Date except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio, as set forth in Section 5.13, in order that at the Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions to become effective on the Closing Date, a written description of which has been delivered to the Acquired Fund.

5.2        Upon reasonable notice, the Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3        The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4        The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5        Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6        The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7        The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Corporation may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.8        The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.9        Immediately after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated.

5.10      The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11      The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Corporation, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.3.

5.12      At or immediately prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders at least (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.13      The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s investment objective, policies, restrictions or strategies on the Closing Date, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing, the Acquiring Fund’s portfolio will be consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies on the Closing Date, and the Acquired Fund agrees to purchase prior to the Closing such assets (to the extent consistent with the Acquired Fund’s investment objective, policies, restrictions or strategies) pursuant to the Acquiring Fund’s investment objective, policies, restrictions or strategies on the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

5.14      The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include an information statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the information statement and related materials, for inclusion therein.

6.            Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Corporation, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions:

6.1        All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2        The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3        The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund at or before the Closing.

7.            Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following further conditions:

7.1        All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer or an Assistant Treasurer of the Corporation.

7.3        The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4        The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund at or before the Closing.

8.            Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

The obligations under this Agreement of the Acquired Fund and the Acquiring Fund shall be subject to the fulfillment or waiver of the following conditions:

8.1        At the Closing, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation, on behalf of the Acquiring Fund or the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund immediately followed by the pro rata distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund and the termination of the Acquired Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired

Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.3.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.            Reserved

10.          Fees and Expenses

10.1      The Corporation, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2      GWCM will pay all expenses incurred by each of the Acquired Fund and the Acquiring Fund in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of supplements to the Corporation’s Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) other related administrative or operational costs. GWCM will also bear any transaction costs incurred through the sale and purchase of assets pursuant to section 5.13. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

11.          Entire Agreement

The parties agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

12.          Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by any party if the Closing shall not have occurred on or before ten months from the date of Agreement, unless such date is extended by mutual agreement of the parties, or (iii) by any party if another party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.          Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, as specifically authorized by the Board of Directors of the Corporation.

14.          Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, 8515 East Orchard Road, 2T2, Greenwood Village, Colorado 80111, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.          Headings; Counterparts; Assignment; Limitation of Liability

15.1      The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4      Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5      This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: /s/ Ryan L. Logsdon Secretary	GREAT-WEST FUNDS, INC., on behalf of Great-West S&P 500 Index Fund /s/ Mary C. Maiers By: Mary C. Maiers Its: Chief Financial Officer & Treasurer

Attest: /s/ Ryan L. Logsdon Secretary	GREAT-WEST FUNDS, INC., on behalf of Great-West Stock Index Fund /s/ Mary C. Maiers By: Mary C. Maiers Its: Chief Financial Officer & Treasurer

AGREED TO AND ACKNOWLEDGED ONLY
WITH RESPECT TO SECTION 10.2 HERETO

GREAT-WEST CAPITAL MANAGEMENT,
LLC

/s/ David L. Musto

By:  David L. Musto

Its:   President & CEO

/s/  Kelly New

By:  Kelly New

Its:   Assistant Treasurer

STATEMENT OF ADDITIONAL INFORMATION

GREAT-WEST FUNDS, INC.

GREAT-WEST S&P 500® INDEX FUND

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST STOCK INDEX FUND

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Information Statement/Prospectus dated June 14, 2017 relating to this reorganization (the “Reorganization”) of the Great-West Stock Index Fund (the “Target Fund”) into Great-West S&P 500® Index Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Information Statement/Prospectus. Copies of the Information Statement/Prospectus may be obtained at no charge by writing to Great-West Funds at the address or phone number shown above or by calling (866) 831-7129. Capitalized terms used herein that are not defined have the same meaning as in the Information Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statement of Additional Information, dated May 1, 2017, as supplemented through the date of this SAI, and is incorporated herein by reference only insofar as it relates to the Target Fund and the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if this reorganization had been consummated on December 31, 2016.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring and Target Fund are contained in the Acquiring and Target Fund’s Annual Reports for the fiscal year ended December 31, 2016.

The date of this Statement of Additional Information is June 14, 2017.

Appendix A

Pro Forma Financial Information

(Unaudited)

GREAT-WEST FUNDS, INC.

GREAT-WEST S&P 500 ® INDEX FUND PRO FORMA

Schedule of Investments*

As of December 31, 2016

		GREAT-WEST STOCK INDEX FUND (Target Portfolio)		GREAT-WEST S&P 500® INDEX FUND (Acquiring Portfolio)(a)		Pro Forma Combined
COMMON STOCK	% OF NET ASSETS	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)

Basic Materials	2.46%

AdvanSix Inc(b)				35	775	35	775
Air Products & Chemicals Inc		2,793	401,689	29,373	4,224,425	32,166	4,626,114
Albemarle Corp		1,441	124,041	14,796	1,273,640	16,237	1,397,681
Allegheny Technologies Inc(c)		1,580	25,169	-	-	1,580	25,169
Ashland Global Holdings Inc		801	87,541	-	-	801	87,541
Cabot Corp		935	47,255	-	-	935	47,255
Carpenter Technology Corp		835	30,202	-	-	835	30,202
CF Industries Holdings Inc(c)		2,716	85,500	31,341	986,615	34,057	1,072,115
Commercial Metals Co		1,048	22,825	-	-	1,048	22,825
Compass Minerals International Inc(c)		479	37,530	-	-	479	37,530
Domtar Corp		950	37,079	-	-	950	37,079
Dow Chemical Co		14,514	830,491	149,947	8,579,967	164,461	9,410,458
Eastman Chemical Co		1,970	148,164	19,518	1,467,949	21,488	1,616,113
Ecolab Inc		3,337	391,163	34,830	4,082,773	38,167	4,473,936
EI du Pont de Nemours & Co		11,260	826,484	116,448	8,547,283	127,708	9,373,767
FMC Corp		1,616	91,401	17,156	970,343	18,772	1,061,744
Freeport-McMoRan Inc(b)		16,596	218,901	162,612	2,144,852	179,208	2,363,753
International Flavors & Fragrances Inc		1,022	120,422	10,795	1,271,975	11,817	1,392,397
International Paper Co		5,307	281,589	55,533	2,946,581	60,840	3,228,170
LyondellBasell Industries NV Class A		4,250	364,565	44,739	3,837,711	48,989	4,202,276
Minerals Technologies Inc		346	26,729	-	-	346	26,729
Monsanto Co		5,768	606,851	59,000	6,207,390	64,768	6,814,241
Mosaic Co		4,295	125,972	47,246	1,385,725	51,541	1,511,697
NewMarket Corp		136	57,642	-	-	136	57,642
Newmont Mining Corp		6,850	233,380	71,653	2,441,218	78,503	2,674,598
Nucor Corp		4,167	248,020	42,939	2,555,729	47,106	2,803,749
Olin Corp		2,299	58,877	-	-	2,299	58,877
PolyOne Corp		1,230	39,409	-	-	1,230	39,409
PPG Industries Inc		3,505	332,134	34,895	3,306,650	38,400	3,638,784
Praxair Inc		3,760	440,634	38,158	4,471,736	41,918	4,912,370
Reliance Steel & Aluminum Co		850	67,609	-	-	850	67,609
Royal Gold Inc		754	47,766	-	-	754	47,766
RPM International Inc		1,578	84,944	-	-	1,578	84,944
Sensient Technologies Corp		651	51,156	-	-	651	51,156
Sherwin-Williams Co		1,064	285,939	10,715	2,879,550	11,779	3,165,489
Steel Dynamics Inc		2,963	105,424	-	-	2,963	105,424
United States Steel Corp		2,332	76,979	-	-	2,332	76,979
Valspar Corp		958	99,258	-	-	958	99,258
Versum Materials Inc(b)		1,545	43,368	-	-	1,545	43,368
Worthington Industries Inc		393	18,645	-	-	393	18,645

			$7,222,747		$63,582,887		$70,805,634

Communications	13.05%

Alphabet Inc Class A(b)		3,855	3,054,895	39,661	31,429,359	43,516	34,484,254
Alphabet Inc Class C(b)		3,864	2,982,312	39,753	30,682,160	43,617	33,664,472
Amazon.com Inc(b)		5,134	3,849,833	52,828	39,614,132	57,962	43,463,965
AMC Networks Inc Class A(b)		829	43,390	-	-	829	43,390
ARRIS International PLC(b)		2,656	80,025	-	-	2,656	80,025
AT&T Inc		79,947	3,400,146	822,587	34,984,625	902,534	38,384,771
Cable One Inc		63	39,169	-	-	63	39,169
CBS Corp Class B		5,093	324,017	52,505	3,340,368	57,598	3,664,385
CenturyLink Inc		6,588	156,663	71,585	1,702,291	78,173	1,858,954
Charter Communications Inc Class A(b)		2,788	802,721	29,096	8,377,320	31,884	9,180,041
Ciena Corp(b)		1,296	31,635	-	-	1,296	31,635
Cisco Systems Inc		65,350	1,974,877	671,954	20,306,450	737,304	22,281,327
Comcast Corp Class A		31,028	2,142,483	319,255	22,044,558	350,283	24,187,041
Comscore Inc(b)		688	21,727	-	-	688	21,727
Discovery Communications Inc Class A(b)(c)		1,586	43,472	20,224	554,340	21,810	597,812
Discovery Communications Inc Class C(b)		2,918	78,144	30,415	814,514	33,333	892,658
eBay Inc(b)		13,445	399,182	137,550	4,083,860	150,995	4,483,042
Expedia Inc		1,625	184,080	15,356	1,739,528	16,981	1,923,608
F5 Networks Inc(b)		835	120,841	9,021	1,305,519	9,856	1,426,360
Facebook Inc Class A(b)		30,474	3,506,034	313,553	36,074,273	344,027	39,580,307

FactSet Research Systems Inc		530	86,618	-	-	530	86,618
Frontier Communications Corp(c)		17,104	57,812	151,074	510,630	168,178	568,442
InterDigital Inc		430	39,281	-	-	430	39,281
Interpublic Group of Cos Inc		5,366	125,618	54,348	1,272,287	59,714	1,397,905
John Wiley & Sons Inc Class A		708	38,586	-	-	708	38,586
Juniper Networks Inc		4,503	127,255	51,946	1,467,994	56,449	1,595,249
Level 3 Communications Inc(b)		3,800	214,168	38,495	2,169,578	42,295	2,383,746
Meredith Corp		626	37,028	-	-	626	37,028
Motorola Solutions Inc		2,243	185,922	22,615	1,874,557	24,858	2,060,479
Netflix Inc(b)		5,615	695,137	57,846	7,161,335	63,461	7,856,472
NeuStar Inc Class A(b)		685	22,879	-	-	685	22,879
New York Times Co Class A		1,780	23,674	-	-	1,780	23,674
News Corp Class A		4,055	46,470	52,111	597,192	56,166	643,662
News Corp Class B		1,441	17,004	12,090	142,662	13,531	159,666
Omnicom Group Inc		2,989	254,394	31,446	2,676,369	34,435	2,930,763
Plantronics Inc		539	29,516	-	-	539	29,516
Priceline Group Inc(b)		640	938,278	6,636	9,728,774	7,276	10,667,052
Scripps Networks Interactive Inc Class A		1,149	82,004	12,231	872,926	13,380	954,930
Symantec Corp		8,259	197,308	82,199	1,963,734	90,458	2,161,042
Tegna Inc		2,468	52,791	29,156	623,647	31,624	676,438
Telephone & Data Systems Inc		1,429	41,255	-	-	1,429	41,255
Time Inc		1,790	31,952	-	-	1,790	31,952
Time Warner Inc		10,039	969,065	103,293	9,970,873	113,332	10,939,938
TripAdvisor Inc(b)		1,389	64,408	15,437	715,814	16,826	780,222
Twenty-First Century Fox Inc Class A		14,026	393,289	140,682	3,944,723	154,708	4,338,012
Twenty-First Century Fox Inc Class B		6,402	174,455	66,071	1,800,435	72,473	1,974,890
VeriSign Inc(b)(c)		1,258	95,696	12,065	917,785	13,323	1,013,481
Verizon Communications Inc		53,072	2,832,983	545,327	29,109,555	598,399	31,942,538
Viacom Inc Class B		4,290	150,579	45,978	1,613,828	50,268	1,764,407
ViaSat Inc(b)		678	44,897	-	-	678	44,897
Walt Disney Co		19,061	1,986,537	196,122	20,439,835	215,183	22,426,372
WebMD Health Corp(b)		563	27,908	-	-	563	27,908
Yahoo! Inc(b)		11,386	440,295	118,031	4,564,260	129,417	5,004,555

			$33,760,708		$341,192,090		$374,952,798

Consumer, Cyclical	9.18%

Advance Auto Parts Inc		999	168,951	9,584	1,620,846	10,583	1,789,797
Alaska Air Group Inc		1,593	141,347	17,000	1,508,410	18,593	1,649,757
American Airlines Group Inc		6,616	308,901	70,267	3,280,766	76,883	3,589,667
American Eagle Outfitters Inc		2,512	38,107	-	-	2,512	38,107
AutoNation Inc(b)		727	35,369	7,965	387,497	8,692	422,866
AutoZone Inc(b)		388	306,439	3,924	3,099,136	4,312	3,405,575
Bed Bath & Beyond Inc		2,066	83,962	20,225	821,944	22,291	905,906
Best Buy Co Inc		3,346	142,774	36,934	1,575,974	40,280	1,718,748
Big Lots Inc(c)		739	37,105	-	-	739	37,105
BorgWarner Inc		2,740	108,066	26,559	1,047,487	29,299	1,155,553
Brinker International Inc(c)		796	39,426	-	-	796	39,426
Brunswick Corp		1,308	71,338	-	-	1,308	71,338
Buffalo Wild Wings Inc(b)		269	41,534	-	-	269	41,534
Cabela’s Inc Class A(b)		641	37,531	-	-	641	37,531
CalAtlantic Group Inc(c)		1,138	38,703	-	-	1,138	38,703
CarMax Inc(b)(c)		2,618	168,573	25,080	1,614,901	27,698	1,783,474
Carnival Corp		5,432	282,790	56,165	2,923,950	61,597	3,206,740
Carter’s Inc		508	43,886	-	-	508	43,886
Casey’s General Stores Inc		547	65,027	-	-	547	65,027
Cheesecake Factory Inc		579	34,671	-	-	579	34,671
Chico’s FAS Inc		1,769	25,456	-	-	1,769	25,456
Chipotle Mexican Grill Inc(b)		351	132,439	3,760	1,418,723	4,111	1,551,162
Churchill Downs Inc		168	25,276	-	-	168	25,276
Cinemark Holdings Inc		1,429	54,816	-	-	1,429	54,816
Coach Inc		3,706	129,784	36,175	1,266,849	39,881	1,396,633
Copart Inc(b)		1,170	64,830	-	-	1,170	64,830
Costco Wholesale Corp		5,652	904,942	58,509	9,367,876	64,161	10,272,818
Cracker Barrel Old Country Store Inc(c)		355	59,278	-	-	355	59,278
CST Brands Inc		1,160	55,854	-	-	1,160	55,854
CVS Health Corp		13,801	1,089,037	143,132	11,294,546	156,933	12,383,583
Dana Holding Corp		1,296	24,598	-	-	1,296	24,598
Darden Restaurants Inc		1,705	123,988	15,172	1,103,308	16,877	1,227,296
Deckers Outdoor Corp(b)		478	26,476	-	-	478	26,476
Delphi Automotive PLC		3,502	235,860	36,062	2,428,776	39,564	2,664,636
Delta Air Lines Inc		9,470	465,829	98,639	4,852,052	108,109	5,317,881
Dick’s Sporting Goods Inc		1,085	57,614	-	-	1,085	57,614
Dollar General Corp		3,409	252,505	33,842	2,506,677	37,251	2,759,182
Dollar Tree Inc(b)		3,132	241,728	31,815	2,455,482	34,947	2,697,210

Domino’s Pizza Inc	640	101,914	-	-	640	101,914
DR Horton Inc	4,683	127,986	44,586	1,218,535	49,269	1,346,521
Dunkin’ Brands Group Inc	1,050	55,062	-	-	1,050	55,062
Fastenal Co	3,772	177,209	39,016	1,832,972	42,788	2,010,181
Foot Locker Inc	1,700	120,513	18,190	1,289,489	19,890	1,410,002
Ford Motor Co	51,063	619,394	526,997	6,392,474	578,060	7,011,868
Fossil Group Inc(b)(c)	627	16,214	-	-	627	16,214
GameStop Corp Class A	1,496	37,789	-	-	1,496	37,789
Gap Inc(c)	2,696	60,498	-	619,838	2,696	680,336
General Motors Co	17,826	621,058	185,809	6,473,586	203,635	7,094,644
Genuine Parts Co	2,004	191,462	20,208	1,930,672	22,212	2,122,134
Goodyear Tire & Rubber Co	3,470	107,119	35,519	1,096,472	38,989	1,203,591
Hanesbrands Inc	5,132	110,697	52,121	1,124,250	57,253	1,234,947
Harley-Davidson Inc	2,219	129,456	24,446	1,426,180	26,665	1,555,636
Harman International Industries Inc	844	93,819	9,317	1,035,678	10,161	1,129,497
Hasbro Inc(c)	1,419	110,384	-	1,140,635	1,419	1,251,019
Herman Miller Inc	812	27,770	-	-	812	27,770
HNI Corp	508	28,407	-	-	508	28,407
Home Depot Inc	15,859	2,126,375	163,129	21,872,336	178,988	23,998,711
HSN Inc	424	14,543	-	-	424	14,543
International Speedway Corp Class A	425	15,640	-	-	425	15,640
Jack in the Box Inc	353	39,409	-	-	353	39,409
JC Penney Co Inc(b)(c)	3,604	29,949	-	-	3,604	29,949
JetBlue Airways Corp(b)	4,594	102,997	-	-	4,594	102,997
Kate Spade & Co(b)	2,068	38,610	-	-	2,068	38,610
KB Home(c)	1,482	23,430	-	-	1,482	23,430
Kohl’s Corp	2,442	120,586	23,644	1,167,541	26,086	1,288,127
L Brands Inc	3,255	214,309	32,025	2,108,526	35,280	2,322,835
Leggett & Platt Inc	1,662	81,239	18,014	880,524	19,676	961,763
Lennar Corp Class A	2,603	111,747	24,771	1,063,419	27,374	1,175,166
LKQ Corp(b)	3,893	119,320	41,322	1,266,519	45,215	1,385,839
Lowe’s Cos Inc	11,256	800,527	116,046	8,253,192	127,302	9,053,719
Macy’s Inc	4,190	150,044	41,190	1,475,014	45,380	1,625,058
Marriott International Inc Class A	4,171	344,858	42,476	3,511,916	46,647	3,856,774
Mattel Inc	4,210	115,986	45,980	1,266,749	50,190	1,382,735
McDonald’s Corp	10,811	1,315,915	111,558	13,578,840	122,369	14,894,755
Michael Kors Holdings Ltd(b)	2,179	93,653	21,703	932,795	23,882	1,026,448
Mohawk Industries Inc(b)	778	155,351	8,606	1,718,446	9,384	1,873,797
MSC Industrial Direct Co Inc Class A	465	42,961	-	-	465	42,961
Newell Brands Inc	6,516	290,939	65,386	2,919,485	71,902	3,210,424
NIKE Inc Class B	17,391	883,985	178,981	9,097,604	196,372	9,981,589
Nordstrom Inc(c)	1,519	72,806	-	747,133	1,519	819,939
NVR Inc(b)	41	68,429	-	-	41	68,429
Office Depot Inc	6,641	30,017	-	-	6,641	30,017
O’Reilly Automotive Inc(b)	1,212	337,433	12,569	3,499,335	13,781	3,836,768
PACCAR Inc	4,425	282,758	47,333	3,024,579	51,758	3,307,337
Panera Bread Co Class A(b)	307	62,963	-	-	307	62,963
Papa John’s International Inc	310	26,530	-	-	310	26,530
Polaris Industries Inc(c)	860	70,855	-	-	860	70,855
Pool Corp	434	45,284	-	-	434	45,284
PulteGroup Inc	4,010	73,704	38,598	709,431	42,608	783,135
PVH Corp	983	88,706	10,945	987,677	11,928	1,076,383
Ralph Lauren Corp	689	62,230	7,902	713,709	8,591	775,939
Restoration Hardware Holdings Inc(b)(c)	562	17,253	-	-	562	17,253
Ross Stores Inc	5,028	329,837	53,238	3,492,413	58,266	3,822,250
Royal Caribbean Cruises Ltd	2,254	184,918	22,675	1,860,257	24,929	2,045,175
Sally Beauty Holdings Inc(b)	1,800	47,556	-	-	1,800	47,556
Scotts Miracle-Gro Co Class A	626	59,814	-	-	626	59,814
Signet Jewelers Ltd(c)	904	85,211	9,320	878,503	10,224	963,714
Skechers U.S.A. Inc Class A(b)	1,827	44,908	-	-	1,827	44,908
Southwest Airlines Co	8,176	407,492	82,056	4,089,671	90,232	4,497,163
Staples Inc	9,424	85,287	87,287	789,947	96,711	875,234
Starbucks Corp	18,947	1,051,937	194,951	10,823,680	213,898	11,875,617
Target Corp	7,152	516,589	75,222	5,433,285	82,374	5,949,874
Tempur Sealy International Inc(b)(c)	596	40,695	-	-	596	40,695
Texas Roadhouse Inc	950	45,828	-	-	950	45,828
Thor Industries Inc	571	57,129	-	-	571	57,129
Tiffany & Co(c)	1,318	102,053	-	1,121,264	1,318	1,223,317
TJX Cos Inc	8,394	630,641	87,322	6,560,502	95,716	7,191,143
Toll Brothers Inc(b)	1,798	55,738	-	-	1,798	55,738
Toro Co	1,257	70,329	-	-	1,257	70,329
Tractor Supply Co	1,791	135,776	17,985	1,363,443	19,776	1,499,219
Tri Pointe Group Inc(b)	2,181	25,038	-	-	2,181	25,038
Tupperware Brands Corp(c)	661	34,782	-	-	661	34,782

Ulta Salon Cosmetics & Fragrance Inc(b)		785	200,128	7,952	2,027,283	8,737	2,227,411
Under Armour Inc Class A(b)(c)		2,652	77,041	24,735	718,552	27,387	795,593
Under Armour Inc Class C(b)		2,670	67,204	23,375	588,349	26,045	655,553
United Continental Holdings Inc(b)		3,809	277,600	38,453	2,802,455	42,262	3,080,055
Urban Outfitters Inc(b)		1,240	35,315	13,479	383,882	14,719	419,197
VF Corp		4,220	225,137	44,292	2,362,978	48,512	2,588,115
Vista Outdoor Inc(b)		906	33,431	-	-	906	33,431
Walgreens Boots Alliance Inc		11,034	913,174	114,783	9,499,441	125,817	10,412,615
Wal-Mart Stores Inc		19,604	1,355,028	201,710	13,942,195	221,314	15,297,223
Watsco Inc		286	42,362	-	-	286	42,362
Wendy’s Co		1,773	23,971	-	-	1,773	23,971
Whirlpool Corp		981	178,316	10,052	1,827,152	11,033	2,005,468
Williams-Sonoma Inc		1,181	57,149	-	-	1,181	57,149
World Fuel Services Corp		970	44,533	-	-	970	44,533
WW Grainger Inc(c)		730	169,543	7,455	1,731,424	8,185	1,900,967
Wyndham Worldwide Corp		1,373	104,856	14,160	1,081,399	15,533	1,186,255
Wynn Resorts Ltd(c)		976	84,434	10,414	900,915	11,390	985,349
Yum! Brands Inc		4,401	278,713	47,455	3,005,321	51,856	3,284,034

			$25,552,395		$238,235,062		$263,787,457

Consumer, Non-cyclical	22.06%

Aaron’s Inc(c)		725	23,193	-	-	725	23,193
Abbott Laboratories		19,364	743,771	198,422	7,621,389	217,786	8,365,160
AbbVie Inc		21,144	1,324,037	217,014	13,589,417	238,158	14,913,454
ABIOMED Inc(b)		586	66,030	-	-	586	66,030
Aetna Inc		4,533	562,137	47,352	5,872,122	51,885	6,434,259
Akorn Inc(b)(c)		1,114	24,319	-	-	1,114	24,319
Alexion Pharmaceuticals Inc(b)		3,005	367,662	30,256	3,701,822	33,261	4,069,484
Align Technology Inc(b)		993	95,457	-	-	993	95,457
Allergan PLC(b)		4,920	1,033,249	50,135	10,528,851	55,055	11,562,100
Altria Group Inc		25,390	1,716,872	260,816	17,636,378	286,206	19,353,250
AmerisourceBergen Corp		2,301	179,915	22,821	1,784,374	25,122	1,964,289
Amgen Inc		9,685	1,416,044	99,648	14,569,534	109,333	15,985,578
Anthem Inc		3,459	497,300	35,514	5,105,848	38,973	5,603,148
Archer-Daniels-Midland Co		7,669	350,090	77,885	3,555,450	85,554	3,905,540
Automatic Data Processing Inc		5,929	609,383	60,330	6,200,717	66,259	6,810,100
Avery Dennison Corp		1,274	89,460	12,416	871,852	13,690	961,312
Avis Budget Group Inc(b)		889	32,609	-	-	889	32,609
Avon Products Inc(b)		7,171	36,142	-	-	7,171	36,142
Baxter International Inc		6,559	290,826	66,397	2,944,043	72,956	3,234,869
Becton Dickinson & Co		2,807	464,699	28,660	4,744,663	31,467	5,209,362
Biogen Inc(b)		2,818	799,128	29,266	8,299,252	32,084	9,098,380
Bio-Rad Laboratories Inc Class A(b)		287	52,314	-	-	287	52,314
Bio-Techne Corp		524	53,883	-	-	524	53,883
Boston Beer Co Inc Class A(b)(c)		133	22,590	-	-	133	22,590
Boston Scientific Corp(b)		17,700	382,851	183,257	3,963,849	200,957	4,346,700
Bristol-Myers Squibb Co		21,686	1,267,330	223,600	13,067,184	245,286	14,334,514
Brown-Forman Corp Class B		2,140	96,129	24,740	1,111,321	26,880	1,207,450
Campbell Soup Co		2,423	146,519	26,375	1,594,896	28,798	1,741,415
Cardinal Health Inc		4,073	293,134	43,346	3,119,612	47,419	3,412,746
Catalent Inc(b)		1,456	39,254	-	-	1,456	39,254
CEB Inc		439	26,603	-	-	439	26,603
Celgene Corp(b)		10,048	1,163,056	103,660	11,998,645	113,708	13,161,701
Centene Corp(b)		2,083	117,710	22,530	1,273,170	24,613	1,390,880
Charles River Laboratories International Inc(b)		660	50,285	-	-	660	50,285
Church & Dwight Co Inc		3,536	156,256	34,582	1,528,179	38,118	1,684,435
Cigna Corp		3,286	438,320	34,644	4,621,163	37,930	5,059,483
Cintas Corp		1,149	132,778	11,051	1,277,054	12,200	1,409,832
Clorox Co		1,632	195,873	17,469	2,096,629	19,101	2,292,502
Coca-Cola Co		50,534	2,095,140	519,060	21,520,228	569,594	23,615,368
Colgate-Palmolive Co		11,451	749,353	119,261	7,804,440	130,712	8,553,793
ConAgra Foods Inc		5,515	218,118	56,533	2,235,880	62,048	2,453,998
Constellation Brands Inc Class A		2,288	350,773	23,826	3,652,764	26,114	4,003,537
Cooper Cos Inc		607	106,183	6,706	1,173,081	7,313	1,279,264
CoreLogic Inc(b)		1,207	44,454	-	-	1,207	44,454
Coty Inc Class A		5,966	109,237	64,280	1,176,967	70,246	1,286,204
CR Bard Inc		973	218,594	9,626	2,162,577	10,599	2,381,171
Danaher Corp		8,011	623,576	81,150	6,316,716	89,161	6,940,292
DaVita HealthCare Partners Inc(b)		1,951	125,254	20,615	1,323,483	22,566	1,448,737
Dean Foods Co		1,579	34,391	-	-	1,579	34,391
Deluxe Corp		494	35,375	-	-	494	35,375
Dentsply Sirona Inc		2,957	170,708	30,135	1,739,694	33,092	1,910,402
DeVry Education Group Inc(c)		872	27,206	-	-	872	27,206

Dr Pepper Snapple Group Inc	2,485	225,315	24,685	2,238,189	27,170	2,463,504
Edgewell Personal Care Co(b)	669	48,830	-	-	669	48,830
Edwards Lifesciences Corp(b)	2,816	263,859	28,399	2,660,986	31,215	2,924,845
Eli Lilly & Co	12,532	921,729	129,947	9,557,602	142,479	10,479,331
Endo International PLC(b)	3,007	49,525	26,565	437,526	29,572	487,051
Envision Healthcare Corp(b)	1,554	98,353	16,325	1,033,209	17,879	1,131,562
Equifax Inc	1,490	176,163	16,074	1,900,429	17,564	2,076,592
Estee Lauder Cos Inc Class A	2,889	220,980	29,645	2,267,546	32,534	2,488,526
Express Scripts Holding Co(b)	8,016	551,421	83,147	5,719,682	91,163	6,271,103
Flowers Foods Inc(c)	2,512	50,165	-	-	2,512	50,165
FTI Consulting Inc(b)	575	25,921	-	-	575	25,921
Gartner Inc Class A(b)	1,015	102,586	-	-	1,015	102,586
General Mills Inc	7,550	466,364	78,693	4,860,867	86,243	5,327,231
Gilead Sciences Inc	17,123	1,226,178	175,812	12,589,897	192,935	13,816,075
Global Payments Inc	1,977	137,224	20,419	1,417,283	22,396	1,554,507
Globus Medical Inc Class A(b)	869	21,560	-	-	869	21,560
Graham Holdings Co Class B	63	32,253	-	-	63	32,253
H&R Block Inc	2,812	64,648	27,903	641,490	30,715	706,138
Hain Celestial Group Inc(b)	1,456	56,828	-	-	1,456	56,828
Halyard Health Inc(b)	710	26,256	-	-	710	26,256
HCA Holdings Inc(b)	3,708	274,466	39,648	2,934,745	43,356	3,209,211
HealthSouth Corp	1,190	49,076	-	-	1,190	49,076
Helen of Troy Ltd(b)	304	25,673	-	-	304	25,673
Henry Schein Inc(b)	999	151,558	10,607	1,609,188	11,606	1,760,746
Hershey Co	1,794	185,553	18,132	1,875,393	19,926	2,060,946
Hill-Rom Holdings Inc	844	47,382	-	-	844	47,382
Hologic Inc(b)	3,421	137,251	37,630	1,509,716	41,051	1,646,967
Hormel Foods Corp	3,466	120,651	36,497	1,270,461	39,963	1,391,112
Humana Inc	1,918	391,330	20,129	4,106,920	22,047	4,498,250
IDEXX Laboratories Inc(b)	1,173	137,558	-	-	1,173	137,558
Illumina Inc(b)	1,901	243,404	19,881	2,545,563	21,782	2,788,967
Ingredion Inc	902	112,714	-	-	902	112,714
Intuitive Surgical Inc(b)	490	310,743	5,140	3,259,634	5,630	3,570,377
JM Smucker Co	1,482	189,785	15,426	1,975,454	16,908	2,165,239
Johnson & Johnson	35,418	4,080,508	364,415	41,984,252	399,833	46,064,760
Kellogg Co	3,237	238,599	34,039	2,509,015	37,276	2,747,614
Kimberly-Clark Corp	4,721	538,761	47,767	5,451,170	52,488	5,989,931
Kraft Foods Group Inc	7,850	685,462	79,315	6,925,786	87,165	7,611,248
Kroger Co	12,272	423,507	125,497	4,330,901	137,769	4,754,408
Laboratory Corp of America Holdings(b)	1,349	173,185	13,830	1,775,495	15,179	1,948,680
Lamb Weston Holdings Inc(b)	1,838	69,568	-	-	1,838	69,568
Lancaster Colony Corp	269	38,034	-	-	269	38,034
LifePoint Health Inc(b)	616	34,989	-	-	616	34,989
LivaNova PLC(b)	594	26,712	-	-	594	26,712
Live Nation Entertainment Inc(b)	1,433	38,118	-	-	1,433	38,118
Mallinckrodt PLC(b)	1,479	73,684	14,756	735,144	16,235	808,828
ManpowerGroup Inc	854	75,895	-	-	854	75,895
MarketAxess Holdings Inc	544	79,924	-	-	544	79,924
McCormick & Co Inc	1,540	143,728	15,418	1,438,962	16,958	1,582,690
McKesson Corp	2,888	405,620	30,307	4,256,618	33,195	4,662,238
Mead Johnson Nutrition Co Class A	2,458	173,928	24,423	1,728,171	26,881	1,902,099
MEDNAX Inc(b)	1,349	89,924	-	-	1,349	89,924
Medtronic PLC	17,875	1,273,236	183,920	13,100,622	201,795	14,373,858
Merck & Co Inc	35,894	2,113,080	369,319	21,741,810	405,213	23,854,890
Molina Healthcare Inc(b)(c)	597	32,393	-	-	597	32,393
Molson Coors Brewing Co Class B	2,476	240,940	24,868	2,419,905	27,344	2,660,845
Mondelez International Inc Class A	20,061	889,304	206,874	9,170,724	226,935	10,060,028
Monster Beverage Corp(b)	5,343	236,909	54,429	2,413,382	59,772	2,650,291
Moody’s Corp	2,258	212,862	22,109	2,084,215	24,367	2,297,077
Mylan NV(b)	6,073	231,685	61,805	2,357,861	67,878	2,589,546
Nielsen Holdings NV	4,409	184,958	45,563	1,911,368	49,972	2,096,326
NuVasive Inc(b)	747	50,318	-	-	747	50,318
Owens & Minor Inc	814	28,726	-	-	814	28,726
PAREXEL International Corp(b)(c)	819	53,825	-	-	819	53,825
Patterson Cos Inc(c)	1,138	46,692	11,726	481,118	12,864	527,810
PayPal Holdings Inc(b)	14,568	574,999	149,808	5,912,922	164,376	6,487,921
PepsiCo Inc	18,671	1,953,547	192,109	20,100,365	210,780	22,053,912
Perrigo Co PLC	1,952	162,465	19,150	1,593,855	21,102	1,756,320
Pfizer Inc	79,002	2,565,985	811,229	26,348,718	890,231	28,914,703
Philip Morris International Inc	20,196	1,847,732	208,256	19,053,341	228,452	20,901,073
Post Holdings Inc(b)(c)	745	59,891	-	-	745	59,891
Prestige Brands Holdings Inc(b)	792	41,263	-	-	792	41,263
Procter & Gamble Co	34,838	2,929,179	358,449	30,138,392	393,287	33,067,571

Quanta Services Inc(b)		1,700	59,245	18,742	653,159	20,442	712,404
Quest Diagnostics Inc		1,925	176,908	18,405	1,691,420	20,330	1,868,328
Regeneron Pharmaceuticals Inc(b)		973	357,179	10,131	3,718,989	11,104	4,076,168
ResMed Inc(c)		1,790	111,070	-	-	1,790	111,070
Reynolds American Inc		10,748	602,318	110,022	6,165,633	120,770	6,767,951
Robert Half International Inc		1,499	73,121	16,468	803,309	17,967	876,430
Rollins Inc		1,426	48,170	-	-	1,426	48,170
S&P Global Inc		3,324	357,463	34,601	3,720,992	37,925	4,078,455
Service Corp International		2,762	78,441	-	-	2,762	78,441
Snyder’s-Lance Inc		1,181	45,280	-	-	1,181	45,280
Sotheby’s(b)(c)		428	17,060	-	-	428	17,060
Sprouts Farmers Market Inc(b)		2,158	40,829	-	-	2,158	40,829
St Jude Medical Inc		3,589	287,802	38,394	3,078,815	41,983	3,366,617
STERIS Corp		1,203	81,070	-	-	1,203	81,070
Stryker Corp		3,994	478,521	41,569	4,980,382	45,563	5,458,903
Sysco Corp		6,412	355,032	67,923	3,760,897	74,335	4,115,929
Teleflex Inc		621	100,074	-	-	621	100,074
Tenet Healthcare Corp(b)		750	11,130	-	-	750	11,130
Thermo Fisher Scientific Inc		5,197	733,297	53,147	7,499,042	58,344	8,232,339
Tootsie Roll Industries Inc(c)		153	6,082	-	-	153	6,082
Total System Services Inc		2,104	103,159	22,814	1,118,570	24,918	1,221,729
TreeHouse Foods Inc(b)(c)		866	62,517	-	-	866	62,517
Tyson Foods Inc Class A		3,629	223,837	38,920	2,400,586	42,549	2,624,423
United Natural Foods Inc(b)		795	37,937	-	-	795	37,937
United Rentals Inc(b)		1,179	124,479	11,567	1,221,244	12,746	1,345,723
United Therapeutics Corp(b)(c)		511	73,293	-	-	511	73,293
UnitedHealth Group Inc		12,391	1,983,056	127,233	20,362,369	139,624	22,345,425
Universal Health Services Inc Class B		1,141	121,380	12,219	1,299,857	13,360	1,421,237
Varian Medical Systems Inc(b)		1,186	106,479	12,191	1,094,508	13,377	1,200,987
VCA Inc(b)		1,143	78,467	-	-	1,143	78,467
Verisk Analytics Inc Class A(b)		2,033	165,019	20,320	1,649,374	22,353	1,814,393
Vertex Pharmaceuticals Inc(b)		3,246	239,133	33,407	2,461,094	36,653	2,700,227
WellCare Health Plans Inc(b)		530	72,652	-	-	530	72,652
West Pharmaceutical Services Inc		829	70,324	-	-	829	70,324
Western Union Co(c)		6,281	136,423	65,307	1,418,468	71,588	1,554,891
WEX Inc(b)		547	61,045	-	-	547	61,045
WhiteWave Foods Co Class A(b)		2,291	127,380	-	-	2,291	127,380
Whole Foods Market Inc		4,317	132,791	43,124	1,326,494	47,441	1,459,285
Zimmer Biomet Holdings Inc		2,697	278,330	26,533	2,738,206	29,230	3,016,536
Zoetis Inc		6,299	337,179	65,240	3,492,290	71,539	3,829,469

			$59,083,979		$574,814,834		$633,898,813

Diversified	0.04%

Leucadia National Corp		3,903	$90,745	45,021	$1,046,738	48,924	$1,137,483

Energy	7.49%

Anadarko Petroleum Corp		7,404	516,281	75,353	5,254,365	82,757	5,770,646
Apache Corp		4,882	309,861	51,124	3,244,840	56,006	3,554,701
Baker Hughes Inc		5,357	348,044	57,163	3,713,880	62,520	4,061,924
Cabot Oil & Gas Corp		6,000	140,160	62,802	1,467,055	68,802	1,607,215
Chesapeake Energy Corp(b)(c)		9,875	69,323	-	705,243	9,875	774,566
Chevron Corp		24,576	2,892,595	252,867	29,762,446	277,443	32,655,041
Cimarex Energy Co		1,246	169,331	12,632	1,716,689	13,878	1,886,020
Concho Resources Inc(b)		1,930	255,918	18,851	2,499,643	20,781	2,755,561
ConocoPhillips		15,938	799,131	165,331	8,289,696	181,269	9,088,827
CONSOL Energy Inc		2,377	43,333	-	-	2,377	43,333
Denbury Resources Inc(b)(c)		5,236	19,268	-	-	5,236	19,268
Devon Energy Corp		6,648	303,614	70,330	3,211,971	76,978	3,515,585
Diamond Offshore Drilling Inc(b)(c)		1,038	18,373	-	-	1,038	18,373
Dril-Quip Inc(b)		592	35,550	-	-	592	35,550
Energen Corp(b)		1,105	63,725	-	-	1,105	63,725
Ensco PLC Class A		3,700	35,964	-	-	3,700	35,964
EOG Resources Inc		7,443	752,487	77,719	7,857,391	85,162	8,609,878
EQT Corp		2,247	146,954	22,794	1,490,728	25,041	1,637,682
Exxon Mobil Corp		53,984	4,872,596	555,449	50,134,827	609,433	55,007,423
First Solar Inc(b)(c)		1,078	34,593	10,357	332,356	11,435	366,949
FMC Technologies Inc(b)		2,726	96,855	30,235	1,074,250	32,961	1,171,105
Gulfport Energy Corp(b)		1,752	37,913	-	-	1,752	37,913
Halliburton Co		11,340	613,381	116,051	6,277,199	127,391	6,890,580
Helmerich & Payne Inc(c)		1,525	118,035	-	1,083,368	1,525	1,201,403
Hess Corp		3,567	222,188	35,486	2,210,423	39,053	2,432,611
HollyFrontier Corp		2,012	65,913	-	-	2,012	65,913
Kinder Morgan Inc		25,307	524,108	256,082	5,303,458	281,389	5,827,566

Marathon Oil Corp		11,135	192,747	114,778	1,986,807	125,913	2,179,554
Marathon Petroleum Corp		6,785	341,625	71,953	3,622,834	78,738	3,964,459
Murphy Oil Corp		1,792	55,785	22,084	687,475	23,876	743,260
Murphy USA Inc(b)		399	24,527	-	-	399	24,527
Nabors Industries Ltd		3,079	50,496	-	-	3,079	50,496
National Oilwell Varco Inc		4,866	182,183	50,701	1,898,245	55,567	2,080,428
Newfield Exploration Co(b)		2,433	98,537	26,185	1,060,493	28,618	1,159,030
Noble Corp PLC(c)		3,890	23,029	-	-	3,890	23,029
Noble Energy Inc		5,668	215,724	57,998	2,207,404	63,666	2,423,128
NOW Inc(b)		1,714	35,086	-	-	1,714	35,086
Occidental Petroleum Corp		10,070	717,286	103,150	7,347,375	113,220	8,064,661
Oceaneering International Inc		1,379	38,902	-	-	1,379	38,902
Oil States International Inc(b)		818	31,902	-	-	818	31,902
ONEOK Inc		2,697	154,835	28,481	1,635,094	31,178	1,789,929
Patterson-UTI Energy Inc		1,962	52,817	-	-	1,962	52,817
Phillips 66		5,774	498,931	59,661	5,155,307	65,435	5,654,238
Pioneer Natural Resources Co		2,202	396,514	23,006	4,142,690	25,208	4,539,204
QEP Resources Inc(b)		2,661	48,989	-	-	2,661	48,989
Range Resources Corp		2,387	82,017	22,926	787,737	25,313	869,754
Rowan Cos PLC Class A(b)		1,950	36,836	-	-	1,950	36,836
Schlumberger Ltd		18,101	1,519,579	186,691	15,672,710	204,792	17,192,289
SM Energy Co		1,023	35,273	-	-	1,023	35,273
Southwestern Energy Co(b)(c)		7,042	76,194	-	691,690	7,042	767,884
Spectra Energy Corp		9,353	384,315	95,099	3,907,618	104,452	4,291,933
Superior Energy Services Inc		2,407	40,630	-	-	2,407	40,630
Tesoro Corp		1,520	132,924	15,616	1,365,619	17,136	1,498,543
Transocean Ltd(b)(c)		5,033	74,186	46,364	683,405	51,397	757,591
Valero Energy Corp		5,893	402,610	60,449	4,129,876	66,342	4,532,486
Western Refining Inc		1,142	43,225	-	-	1,142	43,225
Williams Cos Inc		9,211	286,831	92,248	2,872,601	101,459	3,159,432
WPX Energy Inc(b)		4,914	71,595	-	-	4,914	71,595

			$19,851,624		$195,484,808		$215,336,432

Financial	18.69%

Affiliated Managers Group Inc(b)		644	93,573	7,191	1,044,852	7,835	1,138,425
Aflac Inc		5,330	370,968	54,329	3,781,298	59,659	4,152,266
Alexander & Baldwin Inc		588	26,384	-	-	588	26,384
Alexandria Real Estate Equities Inc REIT		1,098	122,021	-	-	1,098	122,021
Alleghany Corp(b)		193	117,367	-	-	193	117,367
Alliance Data Systems Corp		755	172,518	7,748	1,770,418	8,503	1,942,936
Allstate Corp		4,683	347,104	48,857	3,621,281	53,540	3,968,385
American Campus Communities Inc REIT		1,522	75,750	-	-	1,522	75,750
American Express Co		10,121	749,764	102,352	7,582,236	112,473	8,332,000
American Financial Group Inc		861	75,871	-	-	861	75,871
American International Group Inc		12,606	823,298	131,030	8,557,569	143,636	9,380,867
American Tower Corp REIT		5,573	588,955	57,341	6,059,797	62,914	6,648,752
Ameriprise Financial Inc		2,043	226,650	21,204	2,352,372	23,247	2,579,022
Aon PLC		3,421	381,544	35,354	3,943,032	38,775	4,324,576
Apartment Investment & Management Co REIT Class A		2,199	99,945	21,281	967,221	23,480	1,067,166
Arthur J Gallagher & Co		2,349	122,054	22,966	1,193,313	25,315	1,315,367
Aspen Insurance Holdings Ltd		950	52,250	-	-	950	52,250
Associated Banc-Corp		2,340	57,798	-	-	2,340	57,798
Assurant Inc		742	68,902	8,006	743,437	8,748	812,339
AvalonBay Communities Inc REIT		1,802	319,224	18,525	3,281,704	20,327	3,600,928
BancorpSouth Inc		1,029	31,950	-	-	1,029	31,950
Bank of America Corp		131,553	2,907,321	1,353,565	29,913,787	1,485,118	32,821,108
Bank of Hawaii Corp(c)		614	54,456	-	-	614	54,456
Bank of New York Mellon Corp		13,963	661,567	142,157	6,735,399	156,120	7,396,966
Bank of the Ozarks Inc		1,302	68,472	-	-	1,302	68,472
BB&T Corp		10,532	495,215	108,214	5,088,222	118,746	5,583,437
Berkshire Hathaway Inc Class B(b)		24,721	4,029,029	254,353	41,454,452	279,074	45,483,481
BlackRock Inc Class A		1,602	609,625	16,273	6,192,527	17,875	6,802,152
Boston Properties Inc REIT		2,070	260,365	20,747	2,609,558	22,817	2,869,923
Brown & Brown Inc		1,676	75,185	-	-	1,676	75,185
Camden Property Trust REIT		1,089	91,552	-	-	1,089	91,552
Capital One Financial Corp		6,337	552,840	64,457	5,623,229	70,794	6,176,069
Care Capital Properties Inc		1,210	30,250	-	-	1,210	30,250
Cathay General Bancorp		1,089	41,415	-	-	1,089	41,415
CBOE Holdings Inc(c)		1,199	88,594	-	-	1,199	88,594
CBRE Group Inc Class A(b)		4,046	127,409	41,286	1,300,096	45,332	1,427,505
Charles Schwab Corp		15,562	614,232	162,440	6,411,507	178,002	7,025,739
Chemical Financial Corp		976	52,870	-	-	976	52,870
Chubb Ltd		5,981	790,210	61,981	8,188,930	67,962	8,979,140
Cincinnati Financial Corp		2,001	151,576	19,978	1,513,334	21,979	1,664,910

Citigroup Inc	37,100	2,204,853	381,722	22,685,738	418,822	24,890,591
Citizens Financial Group Inc	6,912	246,275	69,526	2,477,211	76,438	2,723,486
CME Group Inc	4,351	501,888	45,736	5,275,648	50,087	5,777,536
CNO Financial Group Inc	1,830	35,045	-	-	1,830	35,045
Comerica Inc	2,177	148,275	22,448	1,528,933	24,625	1,677,208
Commerce Bancshares Inc	954	55,151	-	-	954	55,151
Communications Sales & Leasing Inc REIT(b)	1,927	48,965	-	-	1,927	48,965
CoreCivic Inc REIT	1,775	43,417	-	-	1,775	43,417
Corporate Office Properties Trust REIT	1,425	44,489	-	-	1,425	44,489
Cousins Properties Inc REIT	4,429	37,691	-	-	4,429	37,691
Crown Castle International Corp REIT	4,797	416,236	47,999	4,164,873	52,796	4,581,109
Cullen/Frost Bankers Inc(c)	626	55,232	-	-	626	55,232
DCT Industrial Trust Inc REIT	1,326	63,489	-	-	1,326	63,489
Digital Realty Trust Inc REIT(c)	2,113	207,623	21,290	2,091,955	23,403	2,299,578
Discover Financial Services	5,022	362,036	52,869	3,811,326	57,891	4,173,362
Douglas Emmett Inc REIT	1,943	71,036	-	-	1,943	71,036
Duke Realty Corp REIT	4,215	111,950	-	-	4,215	111,950
E*TRADE Financial Corp(b)	3,346	115,939	37,411	1,296,291	40,757	1,412,230
East West Bancorp Inc	1,667	84,734	-	-	1,667	84,734
Eaton Vance Corp	1,324	55,449	-	-	1,324	55,449
Education Realty Trust Inc REIT	946	40,016	-	-	946	40,016
Endurance Specialty Holdings Ltd	898	82,975	-	-	898	82,975
EPR Properties REIT	876	62,871	-	-	876	62,871
Equinix Inc REIT	939	335,608	9,657	3,451,508	10,596	3,787,116
Equity One Inc REIT	1,487	45,636	-	-	1,487	45,636
Equity Residential REIT	4,644	298,888	49,364	3,177,067	54,008	3,475,955
Essex Property Trust Inc REIT	849	197,393	8,725	2,028,563	9,574	2,225,956
Everest Re Group Ltd	520	112,528	-	-	520	112,528
Extra Space Storage Inc REIT	1,542	119,104	16,911	1,306,206	18,453	1,425,310
Federal Realty Investment Trust REIT	859	122,072	9,576	1,360,845	10,435	1,482,917
Federated Investors Inc Class B	948	26,809	-	-	948	26,809
Fifth Third Bancorp	9,930	267,812	102,811	2,772,813	112,741	3,040,625
First American Financial Corp	1,654	60,586	-	-	1,654	60,586
First Horizon National Corp	3,133	62,691	-	-	3,133	62,691
First Industrial Realty Trust Inc REIT	1,664	46,675	-	-	1,664	46,675
FNB Corp	3,124	50,078	-	-	3,124	50,078
Franklin Resources Inc	4,471	176,962	45,155	1,787,235	49,626	1,964,197
Fulton Financial Corp	2,267	42,620	-	-	2,267	42,620
General Growth Properties Inc REIT	7,360	183,853	77,267	1,930,130	84,627	2,113,983
Genworth Financial Inc Class A(b)	7,656	29,169	-	-	7,656	29,169
Goldman Sachs Group Inc	4,803	1,150,078	49,728	11,907,370	54,531	13,057,448
Hancock Holding Co	1,245	53,660	-	-	1,245	53,660
Hanover Insurance Group Inc	646	58,792	-	-	646	58,792
Hartford Financial Services Group Inc	4,856	231,388	50,165	2,390,362	55,021	2,621,750
HCP Inc REIT	5,851	173,892	62,992	1,872,122	68,843	2,046,014
Healthcare Realty Trust Inc REIT	1,504	45,601	-	-	1,504	45,601
Highwoods Properties Inc REIT	1,094	55,805	-	-	1,094	55,805
Hospitality Properties Trust REIT	1,845	58,560	-	-	1,845	58,560
Host Hotels & Resorts Inc REIT	9,500	178,980	100,931	1,901,540	110,431	2,080,520
Huntington Bancshares Inc	13,695	181,048	147,362	1,948,126	161,057	2,129,174
Intercontinental Exchange Inc	7,852	443,010	80,390	4,535,604	88,242	4,978,614
International Bancshares Corp	996	40,637	-	-	996	40,637
Invesco Ltd	5,479	166,233	53,802	1,632,353	59,281	1,798,586
Iron Mountain Inc REIT	2,872	93,283	31,955	1,037,898	34,827	1,131,181
Janus Capital Group Inc	2,045	27,137	-	-	2,045	27,137
Jones Lang LaSalle Inc	643	64,969	-	-	643	64,969
JPMorgan Chase & Co	46,584	4,019,733	479,308	41,359,487	525,892	45,379,220
Kemper Corp	766	33,934	-	-	766	33,934
KeyCorp	14,241	260,183	142,766	2,608,335	157,007	2,868,518
Kilroy Realty Corp REIT	1,174	85,960	-	-	1,174	85,960
Kimco Realty Corp REIT	5,513	138,707	56,677	1,425,993	62,190	1,564,700
Lamar Advertising Co REIT Class A	1,164	78,267	-	-	1,164	78,267
LaSalle Hotel Properties REIT(c)	1,657	50,489	-	-	1,657	50,489
Legg Mason Inc	1,471	43,998	-	-	1,471	43,998
Liberty Property Trust REIT	1,739	68,691	-	-	1,739	68,691
Life Storage Inc	532	45,358	-	-	532	45,358
Lincoln National Corp	2,842	188,339	30,298	2,007,848	33,140	2,196,187
Loews Corp	3,440	161,095	37,496	1,755,938	40,936	1,917,033
M&T Bank Corp	1,995	312,078	21,045	3,292,069	23,040	3,604,147
Macerich Co REIT	1,549	109,731	16,365	1,159,297	17,914	1,269,028
Mack-Cali Realty Corp REIT	1,461	42,398	-	-	1,461	42,398
Marsh & McLennan Cos Inc	6,628	447,987	68,910	4,657,627	75,538	5,105,614
MasterCard Inc Class A	12,392	1,279,474	127,500	13,164,375	139,892	14,443,849
MB Financial Inc	773	36,509	-	-	773	36,509
Medical Properties Trust Inc REIT	3,618	44,501	-	-	3,618	44,501
Mercury General Corp	627	37,752	-	-	627	37,752
MetLife Inc	14,486	780,651	146,530	7,896,502	161,016	8,677,153

Mid-America Apartment Communities Inc REIT		1,547	151,482	14,958	1,464,687	16,505	1,616,169
Morgan Stanley		18,774	793,202	193,958	8,194,726	212,732	8,987,928
NASDAQ OMX Group Inc		1,446	97,056	15,553	1,043,917	16,999	1,140,973
National Retail Properties Inc REIT		1,665	73,593	-	-	1,665	73,593
Navient Corp		4,468	73,409	39,080	642,084	43,548	715,493
New York Community Bancorp Inc		5,940	94,505	-	-	5,940	94,505
Northern Trust Corp		2,798	249,162	28,815	2,565,976	31,613	2,815,138
Old Republic International Corp		3,636	69,084	-	-	3,636	69,084
Omega Healthcare Investors Inc REIT		2,385	74,555	-	-	2,385	74,555
PacWest Bancorp		1,562	85,035	-	-	1,562	85,035
People’s United Financial Inc		4,281	82,880	43,162	835,616	47,443	918,496
PNC Financial Services Group Inc		6,308	737,784	65,105	7,614,681	71,413	8,352,465
Potlatch Corp REIT		704	29,322	-	-	704	29,322
Primerica Inc		701	48,474	-	-	701	48,474
Principal Financial Group Inc		3,589	207,660	36,519	2,112,989	40,108	2,320,649
PrivateBancorp Inc		1,181	63,998	-	-	1,181	63,998
Progressive Corp		7,398	262,629	78,739	2,795,235	86,137	3,057,864
Prologis Inc REIT		6,776	357,705	70,218	3,706,808	76,994	4,064,513
Prosperity Bancshares Inc		974	69,914	-	-	974	69,914
Prudential Financial Inc		5,689	591,997	57,664	6,000,516	63,353	6,592,513
Public Storage REIT		1,940	433,590	19,931	4,454,579	21,871	4,888,169
Quality Care Properties Inc REIT(b)		1,309	20,290	-	-	1,309	20,290
Raymond James Financial Inc		1,527	105,775	-	-	1,527	105,775
Rayonier Inc REIT		1,274	33,888	-	-	1,274	33,888
Realty Income Corp REIT		3,518	202,215	34,408	1,977,772	37,926	2,179,987
Regency Centers Corp REIT		1,415	97,564	-	-	1,415	97,564
Regions Financial Corp		15,420	221,431	161,500	2,319,140	176,920	2,540,571
Reinsurance Group of America Inc		817	102,803	-	-	817	102,803
RenaissanceRe Holdings Ltd		479	65,249	-	-	479	65,249
SEI Investments Co		1,600	78,976	-	-	1,600	78,976
Senior Housing Properties Trust REIT		2,915	55,181	-	-	2,915	55,181
Signature Bank(b)		732	109,946	-	-	732	109,946
Simon Property Group Inc REIT		4,142	735,909	42,139	7,486,836	46,281	8,222,745
SL Green Realty Corp REIT		1,358	146,053	13,538	1,456,012	14,896	1,602,065
SLM Corp(b)		5,836	64,313	-	-	5,836	64,313
State Street Corp		4,696	364,973	48,451	3,765,612	53,147	4,130,585
Stifel Financial Corp(b)		999	49,900	-	-	999	49,900
SunTrust Banks Inc		6,456	354,112	66,553	3,650,432	73,009	4,004,544
SVB Financial Group(b)		630	108,146	-	-	630	108,146
Synchrony Financial		10,000	362,700	104,750	3,799,283	114,750	4,161,983
Synovus Financial Corp		1,363	55,992	-	-	1,363	55,992
T Rowe Price Group Inc		3,199	240,757	32,098	2,415,695	35,297	2,656,452
Tanger Factory Outlet Centers Inc REIT		1,486	53,169	-	-	1,486	53,169
Taubman Centers Inc REIT		659	48,720	-	-	659	48,720
TCF Financial Corp		2,477	48,524	-	-	2,477	48,524
Torchmark Corp		1,465	108,058	14,251	1,051,154	15,716	1,159,212
Travelers Cos Inc Class A		3,667	448,914	38,268	4,684,769	41,935	5,133,683
Trustmark Corp		915	32,620	-	-	915	32,620
UDR Inc REIT		3,244	118,341	36,079	1,316,162	39,323	1,434,503
UMB Financial Corp		699	53,907	-	-	699	53,907
Umpqua Holdings Corp		2,311	43,401	-	-	2,311	43,401
Unum Group		2,986	131,175	31,391	1,379,007	34,377	1,510,182
Urban Edge Properties REIT		1,331	36,616	-	-	1,331	36,616
US Bancorp		20,800	1,068,496	214,012	10,993,796	234,812	12,062,292
Valley National Bancorp		2,864	33,337	-	-	2,864	33,337
Ventas Inc REIT		4,522	282,715	47,658	2,979,578	52,180	3,262,293
Visa Inc Class A		24,313	1,896,900	250,162	19,517,639	274,475	21,414,539
Vornado Realty Trust REIT		2,162	225,648	22,919	2,392,056	25,081	2,617,704
Waddell & Reed Financial Inc Class A(c)		1,054	20,564	-	-	1,054	20,564
Washington Federal Inc		1,323	45,445	-	-	1,323	45,445
Washington Prime Group Inc		2,520	26,233	-	-	2,520	26,233
Webster Financial Corp(c)		964	52,326	-	-	964	52,326
Weingarten Realty Investors REIT		1,582	56,620	-	-	1,582	56,620
Wells Fargo & Co		58,845	3,242,948	605,464	33,367,121	664,309	36,610,069
Welltower Inc REIT		4,839	323,874	48,215	3,227,030	53,054	3,550,904
Weyerhaeuser Co REIT		9,992	300,659	100,184	3,014,537	110,176	3,315,196
Willis Towers Watson PLC		1,601	195,770	16,793	2,053,448	18,394	2,249,218
WisdomTree Investments Inc(c)		1,618	18,025	-	-	1,618	18,025
WR Berkley Corp		1,169	77,750	-	-	1,169	77,750
XL Group Ltd		3,388	126,237	34,600	1,289,196	37,988	1,415,433
Zions Bancorporation		2,498	107,510	27,636	1,189,452	30,134	1,296,962

			$52,636,811		$484,386,300		$537,023,111

Industrial	9.99%

3M Co		7,830	1,398,203	80,566	14,386,671	88,396	15,784,874

Acuity Brands Inc	597	137,823	5,794	1,337,603	6,391	1,475,426
AECOM(b)	2,039	74,138	-	-	2,039	74,138
AGCO Corp	739	42,759	-	-	739	42,759
Agilent Technologies Inc	3,978	181,238	43,199	1,968,146	47,177	2,149,384
Allegion PLC	1,356	86,784	12,930	827,520	14,286	914,304
AMETEK Inc	3,037	147,598	31,199	1,516,271	34,236	1,663,869
Amphenol Corp Class A	4,134	277,805	40,970	2,753,184	45,104	3,030,989
AO Smith Corp	1,828	86,556	-	-	1,828	86,556
AptarGroup Inc	730	53,619	-	-	730	53,619
Arconic Inc	5,723	106,104	59,205	1,097,661	64,928	1,203,765
Arrow Electronics Inc(b)	1,170	83,421	-	-	1,170	83,421
Avnet Inc	1,456	69,320	-	-	1,456	69,320
B/E Aerospace Inc	1,223	73,612	-	-	1,223	73,612
Ball Corp	2,232	167,556	22,896	1,718,803	25,128	1,886,359
Belden Inc	435	32,525	-	-	435	32,525
Bemis Co Inc	1,391	66,518	-	-	1,391	66,518
Boeing Co	7,472	1,163,241	76,883	11,969,145	84,355	13,132,386
Carlisle Cos Inc	790	87,129	-	-	790	87,129
Caterpillar Inc	7,702	714,283	78,857	7,313,198	86,559	8,027,481
CH Robinson Worldwide Inc	1,878	137,582	19,282	1,412,599	21,160	1,550,181
CLARCOR Inc	696	57,399	-	-	696	57,399
Clean Harbors Inc(b)	770	42,851	-	-	770	42,851
Cognex Corp	1,133	72,081	-	-	1,133	72,081
Corning Inc	12,539	304,322	128,246	3,112,530	140,785	3,416,852
Crane Co	761	54,883	-	-	761	54,883
Cree Inc(b)(c)	1,553	40,984	-	-	1,553	40,984
CSX Corp	12,161	436,945	126,993	4,562,858	139,154	4,999,803
Cummins Inc	2,031	277,577	20,828	2,846,563	22,859	3,124,140
Curtiss-Wright Corp	669	65,803	-	-	669	65,803
Deere & Co	3,852	396,910	38,573	3,974,562	42,425	4,371,472
Donaldson Co Inc(c)	1,941	81,677	-	-	1,941	81,677
Dover Corp	2,069	155,030	20,527	1,538,088	22,596	1,693,118
Dycom Industries Inc(b)	468	37,576	-	-	468	37,576
Eagle Materials Inc	534	52,615	-	-	534	52,615
Eaton Corp PLC	5,876	394,221	60,351	4,048,949	66,227	4,443,170
EMCOR Group Inc	654	46,277	-	-	654	46,277
Emerson Electric Co	8,483	472,927	85,563	4,770,137	94,046	5,243,064
Energizer Holdings Inc	926	41,309	-	-	926	41,309
EnerSys	635	49,594	-	-	635	49,594
Esterline Technologies Corp(b)	449	40,051	-	-	449	40,051
Expeditors International of Washington Inc	2,155	114,129	24,180	1,280,573	26,335	1,394,702
FedEx Corp	3,163	588,951	32,518	6,054,852	35,681	6,643,803
FLIR Systems Inc	1,496	54,140	18,582	672,483	20,078	726,623
Flowserve Corp(c)	1,599	76,832	18,360	882,198	19,959	959,030
Fluor Corp	1,704	89,494	18,466	969,834	20,170	1,059,328
Fortive Corp	3,907	209,532	40,461	2,169,924	44,368	2,379,456
Fortune Brands Home & Security Inc	2,109	112,747	20,844	1,114,320	22,953	1,227,067
Garmin Ltd(c)	1,316	63,813	15,513	752,225	16,829	816,038
GATX Corp(c)	355	21,861	-	-	355	21,861
General Dynamics Corp	3,747	646,957	38,225	6,599,929	41,972	7,246,886
General Electric Co	115,168	3,639,309	1,184,975	37,445,210	1,300,143	41,084,519
Genesee & Wyoming Inc Class A(b)	812	56,361	-	-	812	56,361
Gentex Corp	4,144	81,595	-	-	4,144	81,595
Graco Inc	638	53,011	-	-	638	53,011
Granite Construction Inc	518	28,490	-	-	518	28,490
Greif Inc Class A	480	24,629	-	-	480	24,629
Harris Corp	1,667	170,818	16,699	1,711,147	18,366	1,881,965
Honeywell International Inc	9,859	1,142,165	102,072	11,825,041	111,931	12,967,206
Hubbell Inc	658	76,789	-	-	658	76,789
Huntington Ingalls Industries Inc Class A	619	114,014	-	-	619	114,014
IDEX Corp	1,071	96,454	-	-	1,071	96,454
Illinois Tool Works Inc	4,051	496,085	42,054	5,149,933	46,105	5,646,018
Ingersoll-Rand PLC	3,280	246,131	34,773	2,609,366	38,053	2,855,497
ITT Inc	1,203	46,400	-	-	1,203	46,400
Jabil Circuit Inc	2,701	63,933	-	-	2,701	63,933
Jacobs Engineering Group Inc(b)	1,701	96,957	16,773	956,061	18,474	1,053,018
JB Hunt Transport Services Inc	1,103	107,068	12,032	1,167,946	13,135	1,275,014
Johnson Controls International PLC	12,400	510,756	125,470	5,168,109	137,870	5,678,865
Joy Global Inc	1,550	43,400	-	-	1,550	43,400
Kansas City Southern	1,434	121,675	14,191	1,204,106	15,625	1,325,781
KBR Inc	2,215	36,968	-	-	2,215	36,968
Kennametal Inc	725	22,664	-	-	725	22,664
Keysight Technologies Inc(b)	1,982	72,482	-	-	1,982	72,482
Kirby Corp(b)	563	37,440	-	-	563	37,440
KLX Inc	780	35,186	-	-	780	35,186
Knowles Corp(b)(c)	1,450	24,230	-	-	1,450	24,230

L-3 Communications Holdings Inc		1,004	152,718	10,321	1,569,927	11,325	1,722,645
Landstar System Inc		627	53,483	-	-	627	53,483
Lennox International Inc		473	72,449	-	-	473	72,449
Lincoln Electric Holdings Inc		699	53,592	-	-	699	53,592
Littelfuse Inc		294	44,620	-	-	294	44,620
Lockheed Martin Corp		3,249	812,055	33,825	8,454,221	37,074	9,266,276
Louisiana-Pacific Corp(b)		1,824	34,528	-	-	1,824	34,528
Martin Marietta Materials Inc		793	175,673	8,648	1,915,791	9,441	2,091,464
Masco Corp		4,285	135,492	44,560	1,408,987	48,845	1,544,479
Mettler-Toledo International Inc(b)		317	132,684	3,385	1,416,826	3,702	1,549,510
MSA Safety Inc		407	28,217	-	-	407	28,217
National Instruments Corp		1,550	47,771	-	-	1,550	47,771
Nordson Corp		636	71,264	-	-	636	71,264
Norfolk Southern Corp		3,870	418,231	38,926	4,206,733	42,796	4,624,964
Northrop Grumman Corp		2,265	526,794	23,610	5,491,214	25,875	6,018,008
Old Dominion Freight Line Inc(b)		796	68,289	-	-	796	68,289
Orbital ATK Inc		862	75,623	-	-	862	75,623
Oshkosh Corp		1,060	68,487	-	-	1,060	68,487
Owens-Illinois Inc(b)		2,552	44,430	-	-	2,552	44,430
Packaging Corp of America		1,201	101,869	-	-	1,201	101,869
Parker-Hannifin Corp		1,790	250,600	17,557	2,457,980	19,347	2,708,580
Pentair PLC		2,226	124,812	21,986	1,232,755	24,212	1,357,567
PerkinElmer Inc		1,366	71,237	14,457	753,933	15,823	825,170
Raytheon Co		3,890	552,380	39,375	5,591,250	43,265	6,143,630
Regal Beloit Corp		667	46,190	-	-	667	46,190
Republic Services Inc		2,855	162,878	31,135	1,776,252	33,990	1,939,130
Rockwell Automation Inc		1,609	216,250	17,016	2,286,950	18,625	2,503,200
Rockwell Collins Inc		1,733	160,753	17,584	1,631,092	19,317	1,791,845
Roper Technologies Inc		1,346	246,426	13,668	2,502,337	15,014	2,748,763
Ryder System Inc		756	56,277	6,599	491,230	7,355	547,507
Sealed Air Corp		2,478	112,353	25,198	1,142,477	27,676	1,254,830
Silgan Holdings Inc		652	33,369	-	-	652	33,369
Snap-on Inc		707	121,088	7,853	1,344,983	8,560	1,466,071
Sonoco Products Co		1,144	60,289	-	-	1,144	60,289
Stanley Black & Decker Inc		2,032	233,050	20,573	2,359,517	22,605	2,592,567
Stericycle Inc(b)		992	76,424	11,468	883,495	12,460	959,919
TE Connectivity Ltd		4,682	324,369	47,547	3,294,056	52,229	3,618,425
Tech Data Corp(b)		432	36,582	-	-	432	36,582
Teledyne Technologies Inc(b)		370	45,510	-	-	370	45,510
Terex Corp		1,672	52,718	-	-	1,672	52,718
Textron Inc		3,414	165,784	34,883	1,693,918	38,297	1,859,702
Timken Co		881	34,976	-	-	881	34,976
TransDigm Group Inc		636	158,339	6,677	1,662,306	7,313	1,820,645
Trimble Navigation Ltd(b)		3,449	103,987	-	-	3,449	103,987
Trinity Industries Inc		2,112	58,629	-	-	2,112	58,629
Triumph Group Inc		756	20,034	-	-	756	20,034
Union Pacific Corp		10,729	1,112,383	110,390	11,445,235	121,119	12,557,618
United Parcel Service Inc Class B		8,941	1,024,996	92,340	10,585,858	101,281	11,610,854
United Technologies Corp		9,969	1,092,802	102,575	11,244,272	112,544	12,337,074
Valmont Industries Inc		326	45,933	-	-	326	45,933
Vishay Intertechnology Inc(c)		1,082	17,528	-	-	1,082	17,528
Vulcan Materials Co		1,761	220,389	17,988	2,251,198	19,749	2,471,587
Wabtec Corp(c)		1,148	95,307	-	-	1,148	95,307
Waste Management Inc		5,363	380,290	53,958	3,826,162	59,321	4,206,452
Waters Corp(b)		1,080	145,141	10,517	1,413,380	11,597	1,558,521
Werner Enterprises Inc		869	23,420	-	-	869	23,420
Westrock Co		3,356	170,384	34,065	1,729,480	37,421	1,899,864
Woodward Inc		753	51,995	-	-	753	51,995
Xylem Inc		2,266	112,212	24,162	1,196,502	26,428	1,308,714
Zebra Technologies Corp Class A(b)		765	65,602	-	-	765	65,602

			$28,934,267		$258,148,062		$287,082,329

Technology	13.15%

3D Systems Corp(b)(c)		1,655	21,995	-	-	1,655	21,995
Accenture PLC Class A		8,037	941,374	83,429	9,772,039	91,466	10,713,413
ACI Worldwide Inc(b)		1,561	28,332	-	-	1,561	28,332
Activision Blizzard Inc		8,774	316,829	92,528	3,341,186	101,302	3,658,015
Acxiom Corp(b)		1,348	36,126	-	-	1,348	36,126
Adobe Systems Inc(b)		6,569	676,279	66,637	6,860,279	73,206	7,536,558
Advanced Micro Devices Inc(b)		9,224	104,600	-	-	9,224	104,600
Akamai Technologies Inc(b)		2,218	147,896	23,176	1,545,376	25,394	1,693,272
Allscripts Healthcare Solutions Inc(b)		3,103	31,682	-	-	3,103	31,682
Analog Devices Inc		3,962	287,720	40,711	2,956,433	44,673	3,244,153
ANSYS Inc(b)		1,130	104,514	-	-	1,130	104,514

Apple Inc	69,419	8,040,109	714,263	82,725,941	783,682	90,766,050
Applied Materials Inc	13,879	447,875	145,701	4,701,771	159,580	5,149,646
Autodesk Inc(b)	2,469	182,731	26,486	1,960,229	28,955	2,142,960
Broadcom Ltd	5,153	910,896	52,997	9,368,280	58,150	10,279,176
Broadridge Financial Solutions Inc	1,558	103,295	-	-	1,558	103,295
Brocade Communications Systems Inc	5,814	72,617	-	-	5,814	72,617
CA Inc	3,812	121,107	39,701	1,261,301	43,513	1,382,408
Cadence Design Systems Inc(b)	3,737	94,247	-	-	3,737	94,247
CDK Global Inc	1,803	107,621	-	-	1,803	107,621
Cerner Corp(b)	4,047	191,706	40,638	1,925,022	44,685	2,116,728
Cirrus Logic Inc(b)	896	50,660	-	-	896	50,660
Citrix Systems Inc(b)	2,108	188,265	20,323	1,815,047	22,431	2,003,312
Cognizant Technology Solutions Corp Class A(b)	8,001	448,296	81,828	4,584,823	89,829	5,033,119
CommVault Systems Inc(b)	678	34,849	-	-	678	34,849
Computer Sciences Corp	1,714	101,846	-	-	1,714	101,846
Convergys Corp(c)	1,512	37,135	-	-	1,512	37,135
CSRA Inc	2,055	65,431	18,926	602,604	20,981	668,035
Cypress Semiconductor Corp	4,695	53,711	-	-	4,695	53,711
Diebold Inc	782	19,667	-	-	782	19,667
DST Systems Inc	474	50,789	-	-	474	50,789
Dun & Bradstreet Corp	545	66,119	4,829	585,854	5,374	651,973
Electronic Arts Inc(b)	3,963	312,126	40,735	3,208,289	44,698	3,520,415
Fair Isaac Corp	404	48,165	-	-	404	48,165
Fidelity National Information Services Inc	4,155	314,284	44,467	3,363,484	48,622	3,677,768
Fiserv Inc(b)	2,726	289,719	28,649	3,044,816	31,375	3,334,535
Fortinet Inc(b)	1,768	53,252	-	-	1,768	53,252
Hewlett Packard Enterprise Co	21,591	499,616	221,726	5,130,740	243,317	5,630,356
HP Inc	22,268	330,457	228,585	3,392,201	250,853	3,722,658
Integrated Device Technology Inc(b)	1,976	46,555	-	-	1,976	46,555
Intel Corp	61,695	2,237,678	635,107	23,035,331	696,802	25,273,009
International Business Machines Corp	11,265	1,869,877	115,904	19,238,905	127,169	21,108,782
Intersil Corp Class A	1,672	37,286	-	-	1,672	37,286
Intuit Inc	3,197	366,408	32,895	3,770,096	36,092	4,136,504
IPG Photonics Corp(b)	538	53,106	-	-	538	53,106
j2 Global Inc	664	54,315	-	-	664	54,315
Jack Henry & Associates Inc	920	81,678	-	-	920	81,678
KLA-Tencor Corp	2,050	161,294	20,448	1,608,849	22,498	1,770,143
Lam Research Corp	2,198	232,395	21,555	2,279,010	23,753	2,511,405
Leidos Holdings Inc	1,782	91,131	-	-	1,782	91,131
Linear Technology Corp	3,141	195,841	32,292	2,013,406	35,433	2,209,247
Manhattan Associates Inc(b)	1,098	58,227	-	-	1,098	58,227
MAXIMUS Inc	986	55,009	-	-	986	55,009
Mentor Graphics Corp	1,343	49,543	-	-	1,343	49,543
Microchip Technology Inc	2,742	175,899	29,013	1,861,184	31,755	2,037,083
Micron Technology Inc(b)	13,897	304,622	140,319	3,075,792	154,216	3,380,414
Microsemi Corp(b)	1,626	87,755	-	-	1,626	87,755
Microsoft Corp	101,224	6,290,059	1,041,509	64,719,369	1,142,733	71,009,428
Monolithic Power Systems Inc	350	28,676	-	-	350	28,676
MSCI Inc Class A	1,146	90,282	-	-	1,146	90,282
NCR Corp(b)	1,359	55,121	-	-	1,359	55,121
NetApp Inc	3,686	130,005	37,799	1,333,171	41,485	1,463,176
NetScout Systems Inc(b)	1,393	43,880	-	-	1,393	43,880
NVIDIA Corp	7,031	750,489	71,726	7,656,033	78,757	8,406,522
Oracle Corp	39,018	1,500,242	401,448	15,435,676	440,466	16,935,918
Paychex Inc	4,295	261,480	43,287	2,635,313	47,582	2,896,793
Pitney Bowes Inc	2,812	42,714	25,217	383,046	28,029	425,760
PTC Inc(b)	1,706	78,937	-	-	1,706	78,937
Qorvo Inc(b)	1,667	87,901	17,213	907,641	18,880	995,542
QUALCOMM Inc	19,126	1,247,015	198,391	12,935,093	217,517	14,182,108
Red Hat Inc(b)	2,258	157,383	24,128	1,681,722	26,386	1,839,105
Salesforce.com Inc(b)	8,202	561,509	86,012	5,888,382	94,214	6,449,891
Science Applications International Corp	476	40,365	-	-	476	40,365
Seagate Technology PLC	3,949	150,733	40,005	1,526,991	43,954	1,677,724
Silicon Laboratories Inc(b)	576	37,440	-	-	576	37,440
Skyworks Solutions Inc	2,299	171,643	24,402	1,821,853	26,701	1,993,496
Synaptics Inc(b)(c)	546	29,255	-	-	546	29,255
SYNNEX Corp	420	50,828	-	-	420	50,828
Synopsys Inc(b)	2,096	123,371	-	-	2,096	123,371
Teradata Corp(b)	1,271	34,533	18,315	497,619	19,586	532,152
Teradyne Inc	2,873	72,974	-	-	2,873	72,974
Texas Instruments Inc	12,955	945,326	134,205	9,792,939	147,160	10,738,265
Tyler Technologies Inc(b)	373	53,253	-	-	373	53,253
Ultimate Software Group Inc(b)	354	64,552	-	-	354	64,552
VeriFone Systems Inc(b)	1,714	30,389	-	-	1,714	30,389

Western Digital Corp		3,732	253,589	38,558	2,620,016	42,290	2,873,605
Xerox Corp		11,199	97,767	115,455	1,007,922	126,654	1,105,689
Xilinx Inc		3,138	189,444	34,704	2,095,078	37,842	2,284,522

			$35,763,712		$341,966,152		$377,729,864

Utilities	3.17%

AES Corp		7,808	90,729	89,692	1,042,221	97,500	1,132,950
Alliant Energy Corp		3,019	114,390	31,391	1,189,405	34,410	1,303,795
Ameren Corp		3,123	163,833	32,770	1,719,114	35,893	1,882,947
American Electric Power Co Inc		6,454	406,344	66,356	4,177,774	72,810	4,584,118
American Water Works Co Inc		2,441	176,631	23,666	1,712,472	26,107	1,889,103
Aqua America Inc		2,104	63,204	-	-	2,104	63,204
Atmos Energy Corp		1,451	107,592	-	-	1,451	107,592
Black Hills Corp		660	40,484	-	-	660	40,484
CenterPoint Energy Inc		5,349	131,799	59,386	1,463,271	64,735	1,595,070
CMS Energy Corp		3,494	145,420	37,702	1,569,157	41,196	1,714,577
Consolidated Edison Inc		3,962	291,920	41,079	3,026,701	45,041	3,318,621
Dominion Resources Inc		8,183	626,736	83,534	6,397,869	91,717	7,024,605
DTE Energy Co		2,272	223,815	24,043	2,368,476	26,315	2,592,291
Duke Energy Corp		9,082	704,945	91,746	7,121,325	100,828	7,826,270
Edison International		4,271	307,469	44,004	3,167,848	48,275	3,475,317
Entergy Corp		2,437	179,046	24,141	1,773,639	26,578	1,952,685
Eversource Energy		4,299	237,434	42,491	2,346,778	46,790	2,584,212
Exelon Corp		12,067	428,258	123,933	4,398,382	136,000	4,826,640
FirstEnergy Corp		5,209	161,323	56,628	1,753,769	61,837	1,915,092
Great Plains Energy Inc		2,852	78,002	-	-	2,852	78,002
Hawaiian Electric Industries Inc		1,536	50,796	-	-	1,536	50,796
IDACORP Inc		691	55,660	-	-	691	55,660
MDU Resources Group Inc		2,256	64,905	-	-	2,256	64,905
National Fuel Gas Co		1,179	66,779	-	-	1,179	66,779
New Jersey Resources Corp		1,282	45,511	-	-	1,282	45,511
NextEra Energy Inc		6,157	735,515	62,537	7,470,670	68,694	8,206,185
NiSource Inc		4,698	104,014	43,688	967,252	48,386	1,071,266
NorthWestern Corp		683	38,842	-	-	683	38,842
NRG Energy Inc		3,682	45,141	43,514	533,482	47,196	578,623
OGE Energy Corp		2,444	81,752	-	-	2,444	81,752
ONE Gas Inc		539	34,474	-	-	539	34,474
PG&E Corp		6,699	407,098	66,995	4,071,286	73,694	4,478,384
Pinnacle West Capital Corp		1,344	104,872	14,512	1,132,371	15,856	1,237,243
PNM Resources Inc		726	24,902	-	-	726	24,902
PPL Corp		9,114	310,332	91,427	3,113,089	100,541	3,423,421
Public Service Enterprise Group Inc		6,548	287,326	68,421	3,002,313	74,969	3,289,639
SCANA Corp		1,783	130,658	19,302	1,414,451	21,085	1,545,109
Sempra Energy		3,372	339,358	33,883	3,409,985	37,255	3,749,343
Southern Co		12,775	628,402	130,805	6,434,298	143,580	7,062,700
Southwest Gas Corp		717	54,937	-	-	717	54,937
UGI Corp		2,034	93,727	-	-	2,034	93,727
Vectren Corp		1,172	61,120	-	-	1,172	61,120
WEC Energy Group Inc		4,038	236,829	42,631	2,500,308	46,669	2,737,137
Westar Energy Inc		1,679	94,612	-	-	1,679	94,612
WGL Holdings Inc		546	41,649	-	-	546	41,649
Xcel Energy Inc		6,500	264,549	68,604	2,792,184	75,104	3,056,733

			$9,083,134		$82,069,890		$91,153,024

TOTAL COMMON STOCK	99.29%		$271,980,122		$2,580,926,823		$2,852,906,945

SHORT TERM INVESTMENTS	1.41%

U.S. Government Agency Bonds and Notes
Federal Home Loan Bank, 0.30%, 01/03/2017				20,000,000	19,999,500	20,000,000	19,999,500

Undivided interest of 0.20% in a repurchase agreement (principal amount/value $11,773,812 with a maturity value of $11,774,466) with BNP Paribas Securities Corp, 0.50%, dated 12/30/16 to be repurchased at $23,205 on 1/3/17 collateralized by U.S. Treasury securities, 0.00% - 7.88%, 12/31/16 - 9/9/49, with a value of $12,009,288.(d)		23,205	23,205	851,154	851,154	874,359	874,359
Undivided interest of 0.87% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $844,972 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(d)		844,972	844,972	4,044,225	4,044,225	4,889,197	4,889,197
Undivided interest of 0.87% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $844,972 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 2.00% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(d)		844,972	844,972	4,044,226	4,044,226	4,889,198	4,889,198
Undivided interest of 0.89% in a repurchase agreement (principal amount/value $95,070,496 with a maturity value of $95,075,989) with Daiwa Capital Markets America Inc, 0.52%, dated 12/30/16 to be repurchased at $844,972 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 3/2/17 - 2/1/49, with a value of $96,971,906.(d)		844,972	844,972	4,044,226	4,044,226	4,889,198	4,889,198
Undivided interest of 1.41% in a repurchase agreement (principal amount/value $59,762,620 with a maturity value of $59,765,940) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $844,972 on 1/3/17 collateralized by various U.S. Government Agency securities, 1.74% - 6.00%, 8/1/22 - 1/15/49, with a value of $60,957,872.(d)		844,972	844,972	4,044,225	4,044,225	4,889,197	4,889,197
Undivided interest of 35.80% in a repurchase agreement (principal amount/value $432,160 with a maturity value of $432,184) with Citigroup Global Markets Inc, 0.51%, dated 12/30/16 to be repurchased at $154,618 on 1/3/17 collateralized by U.S. Treasury securities, 0.13% - 1.75%, 4/15/20 - 1/15/28, with a value of $440,803.(d)		154,618	154,618			154,618	154,618

TOTAL SHORT TERM INVESTMENTS	1.41%		$3,557,711		$37,027,556		$40,585,267

TOTAL INVESTMENTS	100.70%		$275,537,833		$2,617,954,379		$2,893,492,212

OTHER ASSETS & LIABILITIES, NET	-0.70%		$1,564,423		$(21,712,392)		$(20,147,969)

TOTAL NET ASSETS	100.00%		$277,102,256		$2,596,241,987		$2,873,344,243

TOTAL COST			$153,958,405		$1,747,402,446		$1,901,360,851

* No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, securities would not need to be sold in order for the Great-West S&P 500® Index Fund (Acquiring Fund) to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

(a) Upon consummation of the merger, the Great-West S&P 500® Index Fund will be the accounting survivor.

(b) Non-income producing security.

(c) All or a portion of the security is on loan at December 31, 2016.

(d) Collateral received for securities on loan.

REIT - Real Estate Investment Trust

At December 31, 2016, the Fund held the following outstanding futures contracts:

Description	Number of Contracts	Currency	Notional Value	Expiration Date	Net Unrealized Depreciation

S&P 500® Emini Long Futures	290	USD	32,424,900	March 2017	$(263,951)
S&P Mid 400® Emini Long Futures	3	USD	497,730	March 2017	(4,630)

				Net Depreciation	$(268,581)

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2016

	Great-West Stock Index Fund (Target Fund)	Great-West S&P 500® Index Fund (Acquiring Fund)		Pro Forma Adjustments		Pro Forma Great- West S&P 500® Index Fund

ASSETS:
Investments in securities, fair value(a)	$271,980,122	$2,600,926,323	$			$2,872,906,445
Repurchase agreements, fair value(b)	3,557,711	17,028,056				20,585,767
Cash	4,529,825	2,221,809				6,751,634
Margin deposits	229,100	1,168,500				1,397,600
Subscriptions receivable	105,216	3,382,808				3,488,024
Variation margin on futures contracts	409,193	1,675,488				2,084,681
Dividends receivable	370,215	3,316,016				3,686,231

Total Assets	281,181,382	2,629,719,000		0		2,910,900,382

LIABILITIES:
Payable to investment adviser	59,203	554,963				614,166
Payable for administrative services fees	82,883	474,365				557,248
Payable upon return of securities loaned	3,557,711	17,028,056				20,585,767
Redemptions payable	379,329	15,375,739				15,755,068
Payable for distribution fees	0	43,890				43,890

Total Liabilities	4,079,126	33,477,013		0		37,556,139

NET ASSETS	$277,102,256	$2,596,241,987		$0		$2,873,344,243

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$1,139,588	$18,924,594	$			$20,064,182
Paid-in capital in excess of par	153,638,603	1,707,060,789				1,860,699,392
Net unrealized appreciation	121,552,465	870,310,315				991,862,780
Accumulated net realized gain (loss)	771,600	(53,711)				717,889

NET ASSETS	$277,102,256	$2,596,241,987		$0		$2,873,344,243

NET ASSETS BY CLASS
Institutional	N/A	1,009,652,811		0		1,009,652,811

Investor	277,102,256	1,370,742,930		0		1,647,845,186

Class L	N/A	215,846,246		0		215,846,246

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Institutional	N/A	$9.80		$0.00		$9.80

Investor	$24.32	$19.04		$0.00		$19.04

Class L	N/A	$15.15		$0.00		$15.15

CAPITAL STOCK:
Authorized
Institutional	N/A	210,000,000		0		210,000,000
Investor	70,000,000	150,000,000		0		150,000,000
Class L	N/A	30,000,000		0		30,000,000
Issued and Outstanding
Institutional	N/A	102,993,424		0		102,993,424
Investor	11,395,876	72,003,524		3,159,982	(c)	86,559,382
Class L	N/A	14,248,996		0		14,248,996

(a) Cost of investments	$150,400,694	$1,730,374,390		$0		$1,880,775,084
(b) Cost of repurchase agreements	$3,557,711	$17,028,056		0		$20,585,767

(c)	Adjustment to reflect the transfer of Great-West Stock Index Fund shares into Great-West S&P 500® Index Fund shares in connection with the proposed reorganization.

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2016

	Great-West Stock Index Fund (Target Fund)	Great-West S&P 500® Index Fund (Acquiring Fund)		Pro Forma Adjustments		Pro Forma Great- West S&P 500® Index Fund

INVESTMENT INCOME:
Interest	$5,981	$81,506	$			$87,487
Income from securities lending	34,798	183,058				217,856
Dividends	6,210,746	53,842,719				60,053,465

Total Income	6,251,525	54,107,283		0		60,358,808

EXPENSES:
Management fees	715,682	6,133,728		(1,370,345	) (a)	5,479,065
Administrative services fees - Investor Class	1,001,860	4,653,265				5,655,125
Administrative services fees - Class L	0	553,534				553,534
Distribution fees - Class L	0	394,724				394,724
Other	0	0		273,953	(b)	273,953

Total Expenses	1,717,542	11,735,251		(1,096,392)		12,356,401

NET INVESTMENT INCOME	4,533,983	42,372,032		1,096,392		48,002,407

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	27,666,192	52,698,955				80,365,147
Net realized gain on futures contracts	674,941	8,431,011				9,105,952

Net Realized Gain	28,341,133	61,129,966		0		89,471,099

Net change in unrealized appreciation on investments	16,653	173,814,807				173,831,460
Net change in unrealized depreciation on futures contracts	(20,484)	(336,998)				(357,482)

Net Change in Unrealized Appreciation (Depreciation)	(3,831)	173,477,809		0		173,473,978

Net Realized and Unrealized Gain	28,337,302	234,607,775		0		262,945,077

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,871,285	$276,979,807		$1,096,392		$310,947,484

(a)	Adjustment to reflect the changes of management fees in connection with the proposed reorganization.

(b)	Adjustment to reflect the expense structure changes.

GREAT-WEST FUNDS, INC.

Notes to Pro Forma Financial Statements (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Great-West Stock Index Fund (the “Target Fund”) into the Great-West S&P 500® Index Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are each registered under the Investment Company Act of 1940 (the 1940 Act) as open-end management investment company. The investment objective of the Acquiring Fund is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Composite Stock Price Index. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of December 31, 2016.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Combined Fund” or the “Fund”) will be accounted for as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders will not recognize gains or losses for federal income tax purposes as a result of the reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund as if the reorganization occurred on December 31, 2016. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund for the year ended December 31, 2016 (the “Reporting Period”) as if the reorganization occurred on January 1, 2016.

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

It is estimated that approximately 8% of the Target Fund’s portfolio will be sold prior to or following the Reorganization. It is estimated that such sales in connection with the Reorganization would have resulted in realized gains of approximately $5,032,744 (approximately $0.44 per share) and brokerage commissions or other transaction costs of approximately $6,057, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on December 31, 2016.

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.20% of the average daily net assets of the Fund. The Adviser is required by contract to reimburse the Fund for any expenses which exceed an annual rate, including management fees and expenses paid directly by the Fund, excluding administrative service fees and distribution fees, of 0.25% of the average daily net assets of the Fund. Certain administration and accounting services fees for the Fund are disclosed as Fund administration fees on the Statement of Operations. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. The Adviser and Great-West Funds have entered into a sub-advisory agreement Irish Life Investment Managers Limited, an affiliate of the Adviser and GWL&A. The Fund is not responsible for payment of the sub-advisory fees.

Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the December 31, 2016 annual report of the Target Fund and Acquiring Fund.

December 31, 2016

Security Valuation

The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.

Short Term Investments	Maturity date, credit quality and interest rates.

Futures Contracts	Exchange traded close price.

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

December 31, 2016

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2016, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

	Level 1	Level 2	Level 3	Total
Assets

Investments, at fair value:

Common Stock	$2,852,906,945	$-	$-	$2852,906,945

Short Term Investments	-	40,585,267	-	40,585,267

Total Assets	$2,852,906,945	$40,585,267	$-	$2,893,492,212

Liabilities

Other Financial Investments:

Futures Contracts(a)	$(268,581)	$-	$-	$(268,581)

Total Liabilities	$(268,581)	$-	$-	$(268,581)

(a) Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.

Federal Income Taxes and Distributions to Shareholders

The Pro Forma Combined aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:

Federal tax cost of investments	$1,918,795,702

Gross unrealized appreciation on investments	1,073,140,166

Gross unrealized depreciation on investments	(67,460,910)

Net unrealized depreciation on investments	$1,005,679,256

December 31, 2016

PART C

OTHER INFORMATION

Item 15. Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of Great-West Funds shall be indemnified by Great-West Funds to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, § 2-418 provides:

(a)(1) In this section the following words have the meanings indicated.

(2)  “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3)  “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4)  “Expenses” include attorney’s fees.

(5)       (i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6)  “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)  “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1)  A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)       (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)       (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4)  A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c)  A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d)  Unless limited by the charter:

(1)  A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2)  A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3)  A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1)  Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2)  Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3)  Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4)  Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1)  Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2)  The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3)  Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g)  The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h)  This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)  For purposes of this section:

(1)  The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2)  Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3)  Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)  Unless limited by the charter:

(1)  An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2)  A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3)  A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1)  A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2)  A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3)  The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l)  Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles of Amendment incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to

the Registration Statement filed on August 16, 2012 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015. Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(2)  Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(3)  Not Applicable.

(4)  Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5)  Not Applicable.

(6)(a)  Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(6)(b)  Sub-Advisory Agreement with Irish Life Investment Managers Limited for the Great-West Stock Index Fund and the Great-West S&P 500® Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(7)(a)(1)  Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(7)(a)(2)  Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015. Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(7)(b)  Form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(8)  Not Applicable.

(9)  Custody Agreements with The Bank of New York Mellon are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).

(10)  Amended and Restated Rule 18f-3 Plan for certain Funds (Institutional Class, Investor Class, Service Class, and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(11)  Legal Opinion is incorporated by reference to Registrant’s N-14 Registration Statement filed on May 5, 2017 (File No. 333-217715).

(12)  Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Information Statement/Prospectus is incorporated by reference to Registrant’s N-14 Registration Statement filed on May 5, 2017 (File No. 333-217715).

(13)(a)  Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503). Global Securities Lending Supplement and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(13)(b)  Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(13)(c)  Expense Limitation Agreement for certain Great-West Funds regarding the management expense cap is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(13)(d)  Shareholder Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Shareholder Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503). Amendment to Shareholder Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2016 (File No. 2-75503).

(14)  Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15)  Not Applicable.

(16)  Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s N-14 Registration Statement filed on May 5, 2017 (File No. 333-217715).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Information Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of this reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Greenwood Village and State of Colorado, on the 13th day of June, 2017.

GREAT-WEST FUNDS, INC.
(Registrant)

By:	/s/ David L. Musto
David L. Musto
President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gail H. Klapper* Gail H. Klapper*	Director	June 13, 2017

/s/ Stephen G. McConahey* Stephen G. McConahey*	Director	June 13, 2017

/s/ James A. Hillary* James A. Hillary*	Director	June 13, 2017

/s/ R. Timothy Hudner* R. Timothy Hudner*	Director	June 13, 2017

/s/ Steven A. Lake* Steven A. Lake*	Director	June 13, 2017

/s/ David L. Musto David L. Musto	President, Chief Executive Officer & Director	June 13, 2017

/s/ Mary C. Maiers Mary C. Maiers	Chief Financial Officer & Treasurer	June 13, 2017

*By:	/s/ Ryan L. Logsdon	June 13, 2017
Ryan L. Logsdon (Attorney-in-fact)

Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s N-14 Registration Statement filed on May 5, 2017 (File No. 333-217715).